Back to Form 8-K
Exhibit 10.3

Healthease of Florida, Inc.
Medicaid HMO Reform Contract
AHCA CONTRACT NO. FAR001
AMENDMENT NO. 7

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE  OF FLORIDA, INC., hereinafter referred to as the "Vendor", is hereby amended as follows:

1.	Attachment II, Medicaid Reform Health Plan Model Contract, Section I.A., Definitions, is hereby amended as follows:

--	The definition for Baker Act is hereby amended to read as follows:

Baker Act- The Florida Mental Health Act, pursuant to Sections 394.451 through 394.4789, F.S..

--	The definition for Children/Adolescents is hereby amended to read as follows:

Children/Adolescents — Enrollees under the age of 21.  For purposes of the provision of Behavioral Health Services, adults are persons age eighteen (18) and older, and children/adolescents are persons under age eighteen (18), as defined by the Department of Children and Families.

--	The definition for Contract Year is hereby amended to read as follows:

Contract Year- Each September 1 through August 31 within the Contract Period.

--	The definition for HEDIS is hereby included as follows:

HEDIS– Healthcare Effectiveness Data and Information Set developed and published by the National Committee for Quality Assurance. HEDIS includes technical specifications for the calculation of the Performance Measures.

--	The definition for Kick Payment is hereby amended to read as follows:

Kick Payment– The method of reimbursing Prepaid Health Plans in the form of a separate one-time fixed payment for specific services.

--	The definition for Quality Improvement Plan is hereby included as follows:

Quality Improvement Plan (QI Plan) -A written document that describes the Health Plan’s Quality Improvement Program (QIP), processes, and current strategy for improving the health care outcomes of its Enrollees.  It shall include, at a minimum, all components required in Section VIII, A. 2. b. (1) through (10).

2.
Attachment II, Medicaid Reform Health Plan Model Contract, Section II., General Overview, Item D., General Responsibilities of the Health Plan, sub-item 14, first paragraph, the second sentence is hereby deleted and replaced as follows:

A Medicaid Encounter Data System Companion Guide is located on the Medicaid web site: http://ahca.myflorida.com/Medicaid/meds/index.shtml.

AHCA Contract No. FAR001, Amendment No. 7, Page 1 of 66

Healthease of Florida, Inc.
Medicaid HMO Reform Contract
3.	Attachment II, Medicaid Reform Health Plan Model Contract, Section III., Eligibility and Enrollment, Item A., Eligibility, sub-item 2.a, is hereby deleted and replaced as follows:

a.	Foster care Children/Adolescents, including Children/Adolescents receiving Medical Foster Care Services;

4.	Attachment II, Medicaid Reform Health Plan Model Contract, Section III., Eligibility and Enrollment, Item C., Disenrollment, sub-item 3.h.6., is hereby amended to read as follows:

6.          Uncooperative or disruptive behavior resulting from the Enrollee’s special needs (withthe exception of C.3.f. (2) above);

5.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IV., Enrollee Services and Marketing, Item A., Enrollee Services, sub-item 1.e. is hereby is deleted and replaced as follows:

New Enrollee materials are not required for a former Enrollee who was disenrolled because of the loss of Medicaid eligibility and who regains his/her eligibility within 180 days and is automatically reinstated as a Health Plan Enrollee.  In addition, unless requested by the Enrollee, new Enrollee materials are not required for a former Enrollee subject to Open Enrollment who was disenrolled because of the loss of Medicaid eligibility, who regains his/her eligibility within 180 days of his/her Health Plan enrollment, and is reinstated as a Health Plan Enrollee.   A notation of the effective date of the reinstatement is to be made on the most recent application or conspicuously identified in the Enrollee's administrative file.  Enrollees, who were previously enrolled in a Health Plan, lose and regain eligibility after 180 days, will be treated as new Enrollees.

6.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IV., Enrollee Services and Marketing, Item A., Enrollee Services, sub-item 4.a.(20), is hereby amended to read as follows:

(20)	Information regarding health care Advance Directives pursuant to Section 765.302 through 765.309, F.S., and 42 CFR 422.128.

7.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IV., Enrollee Services and Marketing, Item A., Enrollee Services is hereby amended to include sub-items 10 and 11 as follows:

10.	Prescribed Drug List (PDL)

The Health Plan’s website must include the Health Plan’s PDL.  The Health Plan may update the online PDL by providing thirty (30) days written notice of any change to the Bureaus of Managed Health Care and Pharmacy Services.

11.          Medicaid Redetermination Notices

Upon implementation of a systems change relative to this section, the Agency will provide Medicaid recipient redetermination date information to the Health Plan.

a.	This information may be used by the Health Plan only as indicated in this subsection.

b.
The Agency will notify the Health Plan sixty (60) Calendar Days prior to transmitting this information to the Health Plan and, at that time, will provide the Health Plan with the file format for this information. The Agency will decide whether or not to continue to provide this information to Health Plan annually and will notify the Health Plans of its decision by May 1 for the coming Contract Year. In addition, the Agency reserves the right to provide thirty (30) Calendar Days notice prior to discontinuing this subsection at any time.

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Healthease of Florida, Inc.
Medicaid HMO Reform Contract

c.
Within thirty (30) Calendar Days after the date of the Agency’s notice of transmitting this redetermination date information, and annually by June 1 thereafter, the Health Plan must notify the Agency’s Bureau of Managed Care (BMHC), in writing, if it will participate in the use of this information for the Contract Year.  The Health Plan’s participation in using this information is optional/voluntary.

(1)
If the Health Plan does not respond in writing to the Agency within thirty (30) Calendar Days after the date of the Agency’s notice, the Health Plan forfeits its ability to receive and use this information until the next Contract Year.

(2)
If the Health Plan chooses to participate in the use of this information, it must provide with its response indicating it will participate, to the Agency for its approval, its policies and procedures regarding this subsection.

(i)
A Health Plan that chooses to participate in the use of this information may decide to discontinue using this information at any time. In this circumstance, the Health Plan must notify the Agency’s BMHC of such in writing.  The Agency will then delete the Health Plan from the list of Health Plans receiving this information for the remainder of the Contract Year.

(ii)
A Health Plan that chooses to participate in the use of this information must train all affected staff, prior to implementation, on its policies and procedures and the Agency’s requirements regarding this subsection.  The Health Plan must document such training has been provided including a record of those trained for the Agency review within five (5) Business days after the Agency’s request.

(3)	If the Health Plan has opted-out of participating in the use of this information, it may not opt back in until the next Contract Year.

(4)
Regardless of whether or not the Health Plan has declined to participate in the use of this information, it is subject to the sanctioning indicated in this subsection if this information has been or is misused by the Health Plan.

d.
If the Health Plan chooses to participate in using this information, it may use the redetermination date information only in the methods listed below, and may choose to use both methods to communicate this information or just one method.

(1)
The Health Plan may use redetermination date information in written notices to be sent to their Enrollees reminding them that their Medicaid eligibility may end soon and to reapply for Medicaid if needed. If the Health Plan chooses to use this method to provide this information to its Enrollees, it must adhere to the following requirements:

(a)
The Health Plan must mail the redetermination date notice to each Enrollee for whom the Health Plan received a redetermination date. The Health Plan may send one notice to the Enrollee’s household when there are multiple Enrollees within a family that have the same Medicaid redetermination date provided that these Enrollees share the same mailing address.

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Healthease of Florida, Inc.
Medicaid HMO Reform Contract

(b)
The Health Plan must use the Agency’s redetermination date notice template provided to the Health Plan for its notices.  The Health Plan may put this template on its letterhead for mailing; however, the Health Plan may make no other changes, additions or deletions to the letter text.

(c)
The Health Plan must mail the redetermination date notices to each Enrollee whose redetermination date occurs within the month for which the enrollment file is received. Such notices must be mailed within five (5) Business Days after the Health Plan’s receipt of the Agency’s enrollment file for the month in which the Enrollee’s redetermination date occurs.

(2)
The Health Plan may use redetermination date information in automated voice response (AVR) or integrated voice response (IVR) automated messages sent to Enrollees reminding them that their Medicaid eligibility may end soon and to reapply for Medicaid if needed. If the Health Plan chooses to use this method to provide this information to its Enrollees, it must adhere to the following requirements:

(a)
The Health Plan must send the redetermination date messages to each Enrollee whose redetermination date occurs within the month for which the enrollment file is received and for whom the Health Plan has a telephone number. The Health Plan may send an automated message to the Enrollee’s household when there are multiple Enrollees within a family that have the same Medicaid redetermination date provided that these Enrollees share the same mailing address/phone number.

(b)
For the voice messages, the Health Plan must use only the language in the Agency’s redetermination date notice template provided to the Health Plan.  The Health Plan may add its name to the message but may make no other changes, additions or deletions to the message text.

(c)
The Health Plan must make such automated calls within five (5) Business Days after the Health Plan’s receipt of the Agency’s enrollment file for the month in which the Enrollee’s redetermination date occurs.

(3)
The Health Plan may not include the redetermination date information in any file viewable by customer service or marketing staff. This information may only be used in the letter templates and automated scripts provided by the Agency and cannot be verbally referenced or discussed by the Health Plan with the Enrollees, unless in response to an Enrollee inquiry regarding the letter received, nor may it be used a future time by the Health Plan. If the Health Plan receives Enrollee inquiries regarding the notices, such inquiries must be referred to the Department of Children and Families.

e.
If the Health Plan chooses to participate in using this information, the Health Plan must keep the following information available regarding each mailing made for the Agency’s review within five (5) Business Days after the Agency’s request:

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Healthease of Florida, Inc.
Medicaid HMO Reform Contract

(1)	For each month of mailings, a dated hard copy or pdf of the monthly template used for that specific mailing.

(a)
A list of each Enrollee for whom a monthly mailing was sent. This list shall include each Enrollee’s name and Medicaid identification number to whom the notice was mailed and the address to which the notice was mailed.

(b)	A log of returned, undeliverable mail received for these notices, by month, for each Enrollee for whom a returned notice was received.

(2)
For each month of automated calls made, a list including of each Enrollee for whom a call was made, the Enrollee’s Medicaid identification number, telephone number to which the call was made, and the date each call was made.

The Health Plan must retain this documentation in accordance with the Agency’s Standard Contract, I.D., Retention of Records.

f.
If the Health Plan chooses to participate in using this information, the Health Plan must keep up-to-date and approved policies and procedures regarding the use, storage and securing of this information as well as addressing all requirements of this subsection.

g.
If the Health Plan chooses to participate in using this information, the Health Plan must submit to the Agency’s BMHC a completed quarterly summary report in accordance with Section XII, X., of this Attachment.

h.
Should any complaint or investigation by the Agency result in a finding that the Health Plan has violated this subsection, the Health Plan will be sanctioned in accordance with Section XIV, B. The first such violation will result in a 30-day suspension of use of Medicaid redetermination dates; any subsequent violations will result in 30-day incremental increases in the suspension of use of Medicaid redetermination dates. In the event of any subsequent violations, additional penalties may be imposed in accordance with Section XIV, B. Additional or subsequent violations may result in the Agency’s rescinding of the provision of redetermination date information to the Health Plan.

8.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IV., Enrollee Services and Marketing, Item B., Marketing, sub-item 3.b., the first sentence is hereby amended to read as follows:

The Health Plan may leave Request for Benefit Information (RBI) cards (as described in Section IV, B.7) in Provider offices, at Public Events and Health Fairs.

9.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IV., Enrollee Services and Marketing, Item B., Marketing, sub-item 4.b., is hereby deleted and replaced with the following:

b.	Health Fairs and Public Events shall be approved or denied by the Agency using the following process:
(1)	The Agency will approve or deny the Health Plan's request to market no later than five (5) Business Days from receipt of the request.

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Healthease of Florida, Inc.
Medicaid HMO Reform Contract

(2)
 The Health Plan shall use the standard Agency format. Such format will include minimum requirements for necessary information. The Agency will explain in writing what is sufficient information for each requirement.

(3)	The Agency will establish a statewide log to track the approval and disapproval of Health Fairs and Public Events.

(4)
The Agency may provide verbal approvals or disapprovals to meet the five (5) Business Day requirement, and the Agency will follow up in writing with specific reasons for disapprovals within five (5) Business Days of verbal disapprovals.”

10.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IV., Enrollee Services and Marketing, Item B., Marketing, sub-item 7.c, is hereby deleted and replaced with the following:

RBIs may be for an individual or for a family.  No health status information may be asked on the RBI.  Each RBI shall include an option for the Potential Enrollee to request information about all Health Plan choices and shall include the name of the Choice Counselor/Enrollment Broker Help Line.  All RBIs shall contain no more than the following information for each Potential Enrollee:

(1)	Name;
(2)	Address (home and mailing);
(3)	County of residence;
(4)	Telephone number;
(5)	Date of Application;
(6)	Applicant’s signature or signature of parent or guardian;
(7)	Marketing Representative’s signature and DFS license number.
(8)	Names of additional family members;
(9)	Birth day and month only of each family member;
(10)	Gender of each family member;
(11)	Language preference;
(12)	Request for home visit.

Marketing Representatives may not verify a beneficiary’s eligibility.  Any issues or questions relating to the member’s eligibility must be forwarded to the Health Plan’s home office for eligibility verification.  The 24-hour or one business day waiting period must elapse prior to any home or phone contact by the Health Plan or the Health Plan’s Marketing Representatives.  Only after such verification and the required waiting period may a home visit be made.

RBI information may be used only once and may not be maintained in any files, either paper or electronic, or by any other means, for use a future time by the Marketing Representatives.  RBI information may only be retained by the Health Plan and may not be used for any future contacts should the beneficiary not be able to enroll in the Health Plan at that time.

Should any complaint or investigation by the Agency result in a finding that the Health Plan’s Marketing Representative has violated this part, the Health Plan will be sanctioned in accordance with Section XIV, B..  The first such violation will result in a 30-day suspension of marketing; any subsequent violations will result in 30-day incremental increases in the suspension of marketing.  For example the first sanction will result in a 30-day marketing suspension, the second violation in a 60-day suspension, and the third violation in a 90-day suspension.

In the event of any subsequent violations, additional penalties will be imposed.  In addition to the marketing suspension, a suspension of mandatory assignments to the Health Plan will be imposed

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Medicaid HMO Reform Contract

for the same time period.  For example, the fourth suspension will result in a suspension of marketing for 120 days and suspension of mandatory assignments for 120 days.

Any additional or subsequent violations may result in Contract termination.  These sanctions shall be cumulative during the remainder of the Contract in effect at the time of the violation. Any violation that occurred in the final year of the previous contract period will also be considered for the current Contract Period in determining the cumulative nature of the sanction.

11.
Attachment II, Medicaid Reform Health Plan Model Contract, Section V. Covered Services, Item E., Customized Benefit Package, sub-item 2. is hereby amended to include the following as the last sentence of the paragraph:

The Health Plan shall not place limits on services and/or medications provided to Enrollees diagnosed with HIV or AIDS.

12.	Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 5.a., the last sentence, is hereby amended to read as follows:

In addition, the Health Plan shall not deny claims for treatment obtained when a representative of the Health Plan instructs the Enrollee to seek Emergency Services and Care in accord ance with Section 743.064, Florida Statutues.

13.	Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 5.k, he first sentence, is hereby amended to read as follows:

k.
In accordance with 42 CFR 438.114, the Health Plan shall approve claims for Post Stabilization Care Services without authorization, regardless of whether the Enrollee obtains a service within or outside the Health Plan's networ k for the following situations:

14.	Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 5.n., is hereby amended to now read as follows:

n.
Notwithstanding the requirements set forth in this Section, the Health Plan shall approve all claims for Emergency Services and Care by nonparticipating providers pursuant to the requirements set forth in section 641 .3155, F.S. and 42 CFR 438.114.

15.	Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 7.c., he last sentence, is hereby amended to read as follows:

See Section 390.01114, F.S.

16.	Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 8., is hereby amended to include the following:

(i)
The Health Plan shall pay for any Medically Necessary duration of stay in a noncontracted facility which results from a medical emergency until such time as the Health Plan can safely transport the Enrollee to a Plan participating facility.

17.	Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 9.b.(3) is hereby deleted and replaced with the following:

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Healthease of Florida, Inc.
Medicaid HMO Reform Contract

(3)          If not usually considered Medically Necessary, is considered Medically necessary such that the outpatient Hospital services necessitate being provided in a Hospital due to the Enrollee’s disability, mental health condition or abnormal behavior due to emotional instability or a developmental disability.

18.	Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 13.a., the second sentence, is hereby amended to now read as follows:

As required by section 381.004, F.S., 2004 and 64C-7.009, F.A.C.

19.
Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 17, the third sentence is hereby deleted and replaced with the following:

Therapy services are limited to Children/Adolescents under the age of twenty-one (21).

20.	Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 18.c.(2)., is hereby amended to now read as follows

(2)
Must provide Transportation Services for all Enrollees seeking Medically Necessary Medicaid services, regardless of whether or not those services being sought are covered under this Contract. This includes such services as Prescribed Pediatric Extended Care (PPEC);

21.	Attachment II, Medicaid Reform Health Plan Model Contract, Section V., Covered Services, Item F., Coverage Provisions, sub-item 18.g., is hereby deleted and replaced with the following:

g.
The Health Plan shall report immediately, in writing to the Agency’s Bureau of Managed Health Care, any aspect of Transportation Service delivery, by any Transportation services provider, any adverse or untoward incident (see Section 641.55, F.S.).  The Health Plan shall also report, immediately upon identification, in writing to the MPI, all instances of suspected Enrollee or Transportation Services Provider fraud or abuse.  (As defined in section 409.913, F.S.)

The Health Plan shall file a written report with the MPI, immediately upon the detection of a potentially or suspected fraudulent or abusive action by a Transportation services provider.  At a minimum, the report must contain the name, tax identification number and contract information of the Transportation services provider and a description of the suspected fraudulent or abusive act.  The report shall be in the form of a narrative.

22.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VI., Behavioral Health Care, Item B., Service Requirements, sub-item 1.f., is hereby amended to now read as follows:

Crisis Stabilization Units may be used as a downward substitution for inpatient psychiatric hospital care when determined medically appropriate. These bed days are calculated on a two (2) for one (1) basis.  Two CSU days count toward one inpatient day. Beds funded by the Department of Children and Families, Substance Abuse and Mental Health (SAMH) cannot be used for Enrollees if there are non-funded clients in need of the beds. If CSU beds are at capacity, and some of the beds are occupied by Enrollees, and a non-funded client presents in need of services, the Enrollees must be transferred to an appropriate facility to allow the admission of the non-funded client. Therefore, the Health Plan must demonstrate adequate capacity for inpatient hospital care in anticipation of such transfers.

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Healthease of Florida, Inc.
Medicaid HMO Reform Contract

23.            Attachment II, Medicaid Reform Health Plan Model Contract, Section VI., Behavioral Health Care, Item B., Service Requirements, sub-item 4.c.(2), the first sentence, is hereby amended to read as follows:

Evaluation services, when determined Medically Necessary must include assessment of mental status, functional capacity, strengths and service needs by trained mental health staff.

24.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VI., Behavioral Health Care, Item B., Service Requirements, sub-item 4.j., the last sentence, is hereby amended to read as follows:

The protocol for integrating mental health services with substance abuse services shall be monitored through the Quality of Care monitoring activities completed by the Agency’s EQRO contractor and the Quality Improvement requirements in Section VIII, A.3.b.

25.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VI., Behavioral Health Care, Item B., Service Requirements, sub-item 5.b.(2), the last bullet, is hereby amended to read as follows:

•
Do not possess the strengths, skills, or support system to allow them to access or coordinate services. The Health Plan will not be required to seek approval from the Department of Children and Families, District Substance Abuse and Mental Health (SAMH) Office for individual eligibility or mental health targeted case management agency or individual provider certification. The staffing requirements for case management services are listed below. Refer to Section VI, B.5.d., Additional Requirement For Targeted Case Management.

26.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VI., Behavioral Health Care, Item B., Service Requirements, sub-item 9.a.(1), is hereby amended to read as follows:

(1)	Mental health disorders due to or involving a general medical condition, specifically ICD -9-CM Diagnoses 293.0 through 294.1, 294.9, 307.89, and 310.1; and

27.
Attachment II, Medicaid Reform Health Plan Model Contract, Section VI., Behavioral Health Care, Item D., Assessment and Treatment of Mental Health Residents Who Reside in Assisted Living Facilities (ALF) that hold a Limited Mental Health License, the second sentence, is hereby amended to read as follows:

A cooperative agreement, as defined in Section 429.02, F.S., must be developed with the ALF if an enrollee is a resident of the ALF.

28.
Attachment II, Medicaid Reform Health Plan Model Contract, Section VI., Behavioral Health Care, Item G., Provision of Behavioral Health Services When Not Covered by the Health Plan, sub-item 3., the last sentence, is hereby amended to now read as follows:

The Health Plan shall request Disenrollment of all Enrollees receiving the services described in this Section VI., G., Provision of Behavioral Health Care Services When Not Covered by the Health Plan.

29.
Attachment II, Medicaid Reform Health Plan Model Contract, Section VI., Behavioral Health Care, Item H., Behavioral Health Services Care Coordination and Management, sub-item 11., the parenthetical reference after the end of the first sentence, is hereby amended to read as follows:

(See Section 409.912, F.S.)

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Medicaid HMO Reform Contract

30.            Attachment II, Medicaid Reform Health Plan Model Contract, Section VI., Behavioral Health Care, Item H., Behavioral Health Services Care Coordination and Management, sub-item 11., the second paragraph, the last sentence, is hereby amended as follows:

The Health Plan shall participate in the SAMH planning process in each DCF district.  (See Section 409.912, F.S.)

31.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item A., General Provisions, sub-item 1., is hereby amended to now read as follows:

1.
The Health Plan shall have sufficient facilities, service locations, service sites, and personnel to provide the Covered Services, described in Section V, and Behavioral Health Services, described in Section VI.

32.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item A., General Provisions, sub-item 8., is hereby amended to include the following:

The Health Plan shall require each Provider to have a unique Florida Medicaid Provider number, in accordance with the requirement of Section X, C. jj., of this Contract. By May 2008, the Health Plan shall require each Provider to have a National Provider Identifier (NPI) in accordance with section 1173(b) of the Social Security Act, as enacted by section 4707(a) of the Balanced Budget Act of 1997.

a.        The Health Plan need not obtain an NPI from the following Providers:

Individuals or organizations that furnish atypical or nontraditional services that are only indirectly related to the provision of health care (examples include taxis, home and vehicle modifications, insect control, habilitation and respite services); and

b.	Individuals or businesses that only bill or receive payment for, but do not furnish, health care services or supplies (examples include billing services, repricers and value-added networks).

33.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E., Behavioral Health Services, sub-item 4., the first paragraph, is hereby amended to read as follows:

The Health Plan’s array of Direct Service Behavioral Health Providers for adults and children under the age of eighteen (18) shall include Providers that are licensed or eligible for licensure, and demonstrate two (2) years of clinical experience in the following specialty areas or with the following populations:

34.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E., Behavioral Health Services, sub-item 4.g., is hereby amended to read as follows:

Behavior management and alternative therapies for children under the age of eighteen (18);

35.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E., Behavioral Health Services, sub-item 4.i., is hereby amended to read as follows:

Victims and perpetrators of sexual abuse (children under the age of eighteen (18) and adults);

36.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E., Behavioral Health Services, sub-item 4.j., is hereby amended to read as follows:

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Medicaid HMO Reform Contract

Victims and perpetrators of violence and violent crimes (children under the age of eighteen (18) and adults);

37.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E., Behavioral Health Services, sub-item 5., is hereby amended to read as follows:

All Direct Service Behavioral Health Providers and mental health targeted case managers serving children under the age of eighteen (18) shall be certified by DCF to administer CFARS (or other rating scale required by DCF or the Agency).

38.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E., Behavioral Health Services, sub-item 7.a., the first sentence, is hereby amended to read as follows:

Have a baccalaureate degree from an accredited university, with major course work in the areas of psychology, social work, health education or a related human service field and, if working with children under the age of eighteen (18), have a minimum of one (1) year full-time experience, or equivalent experience, working with the target population.

39.
Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E E., Behavioral Health Services, sub-item 7.b., the first sentence, is hereby amended to read as follows:

Have a baccalaureate degree from an accredited university and if working with children under the age of eighteen (18), have at least three (3) years full-time or equivalent experience, working with the target population.

40.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E., Behavioral Health Services, sub-item 9, the first sentence, is hereby amended to read as follows:

The Health Plan shall have access to no less than one (1) fully accredited psychiatric community Hospital bed per 2,000 Enrollees, as appropriate, for both children under the age of eighteen (18) and adults.

41.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E., Behavioral Health Services, sub-item 11, the first sentence, is hereby amended to read as follows:

The Health Plan shall ensure that it has Providers that are qualified to serve Enrollees and experienced in serving severely emotionally disturbed children under the age of eighteen (18) and severely and persistent mentally ill adults.

42.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item E., Behavioral Health Services, sub-item 12, the first sentence, is hereby amended to read as follows:

The Health Plan shall adhere to the staffing ratio of at least one (1) FTE Behavioral Health Care Case Manager for twenty (20) children under the age of eighteen (18) and at least one (1) FTE Behavioral Health Care Case Manager per forty (40) adults.

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Medicaid HMO Reform Contract

43.            Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item F., Specialists and Other Providers, is hereby amended to include the following as sub-item 7:

7.
The Health Plan shall make a good faith effort to execute memoranda of agreement with school districts participating in the certified match program regarding the coordinated provision of school based services pursuant to Sections 1011.70 and 409.908(21), F.S.

44.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VII., Provider Network, Item I., sub-item 3., the first paragraph, is hereby amended to read as follows:

The Health Plan shall make a good faith effort to give written notice of termination within fifteen (15) Calendar Days after receipt of a Provider’s termination notice to each Enrollee who received his or her primary care from, or was seen on a regular basis by, the terminated Provider.

45.
Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-items 1.b. through 1.g., are hereby deleted and replaced with the following:

b.
The Health Plan shall develop and submit to the Agency a written Quality Improvement Plan within thirty (30) Calendar Days from execution of the initial Contract, and resubmit it annually by June 1 to the Agency’s Bureau of Managed Health Care (BMHC) for written approval.  The QIP shall include sections defining how the QI Committee utilized any of the following programs to develop their performance improvement projects (PIP): credentialing processes, case management, utilization review, peer review, review of grievances, and review and response to adverse events. Any problems/issues that are identified, but are not included in a PIP, must be addressed and resolved by the QI Committee.

c.
The Health Plan’s written policies and procedures shall address components of effective health care management including, but not limited to anticipation, identification, monitoring, measurement, evaluation of Enrollee’s health care needs, and effective action to promote Quality of care.

d.
The Health Plan shall define and implement improvements in processes that enhance clinical efficiency, provide effective utilization, and focus on improved outcome management achieving the highest level of success.

e.	The Health Plan and its QI Plan shall demonstrate in its care management, specific interventions to better manage the care and promote healthier Enrollee outcomes.

f.
The Health Plan shall cooperate with the Agency and the External Quality Review Organization (EQRO). The Agency will set methodology and standards for Quality Improvement (QI) with advice from the EQRO.

g.	Prior to implementation and annually thereafter, the Agency shall review the Health Plan QI Plan.

46.
Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-items 2.a through 2.d. are hereby deleted and replaced with the following:

a.
The Health Plan’s governing body shall oversee and evaluate the QIP. The role of the Health Plan’s governing body shall include providing strategic direction to the QIP, as well as ensuring the QIP is incorporated into the operations throughout the Health Plan.  The written

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QI Plan shall clearly describe the mechanism within the Health Plan for strategic direction from the governing body to be provided to the QIP and for the QIP to communicate with the governing body.

b.
The Health Plan shall have a QIP Committee. The Health Plan 's Medical Director shall serve as either the Chairman or Co-Chairman of the QIP Committee. Other committee representatives shall be selected to meet the needs of the Health Plan but must include: 1) the Quality Director; 2) the Grievance Coordinator; 3) the Utilization Review Manager; 4) the Credentialing Manager; 5) the Risk Manager/Infection Control Professional (if applicable); 6) the Advocate Representative (if applicable) and 7) Provider Representation, either through providers serving on the committee or through a provider liaison position, such as a representative from the network management department. Individual staff members may serve in multiple roles on the Committee if they also serve in multiple positions within the Health Plan. The Health Plan is encouraged to include an advocate representative on the QIP Committee. The Committee shall meet on a regular periodic basis, no less than quarterly. Its responsibilities shall include the development and implementation of a written QI Plan, which incorporates the strategic direction provided by the governing body. The QI Plan shall contain the following components:

(1)
The Health Plan’s guiding philosophy for Quality Management and it should identify any nationally recognized, standardized approach that is used (for example, PDSA, Rapid Cycle Improvement, FOCUS-PDCA, Six Sigma, etc.).  Selection of performance indicators and sources for benchmarking shall also be described.

(2)
A description of the Health Plan positions assigned to the QIP, including a description of why each representative was chosen to serve on the Committee and the roles each position is expected to fulfill. The resume of the QIP Committee shall be made available upon the Agency’s request.

(3)
Specific training regarding Quality that will be provided by the Health Plan to staff serving in the QIP. At a minimum, the training shall include protocols developed by the Centers for Medicare and Medicaid Services regarding Quality.

(4)	The role of its Providers in giving input to the QIP, whether that is by membership on the Committee, its Sub-Committees, or other means.

(5)
A standard for how the Health Plan will assure that QIP activities take place throughout the Health Plan and document result Health Plan s of QIP activities for reviewers. Protocols for assigning tasks to individual staff persons and selection of time standards for completion shall be included. CMS protocols may be obtained from either http://www.cms.hhs.gov/MedicaidManagCare/or www.myfloridaeqro.com.

(6)	Standard describing the process the QIP will use to review and suggest new and/or improved QI activities;

(7)	The process for selected and directing task forces, committees, or other Health Plan activities to review areas of concern in the provision of health care services to Enrollees;

(8)	The process for selecting evaluation and study design procedures;

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(9)
The process to report findings to appropriate executive authority, staff, and departments within the Health Plan as well as relevant stakeholders, such as network providers. The QI Plan shall also indicate how this communication will be documented for Agency review; and

(10)	The process to direct and analyze periodic reviews of Enrollees' service utilization patterns.

c.
The Health Plan shall maintain minutes of all QI Committee and Sub-Committee meetings and make the minutes available for Agency review. The minutes shall demonstrate resolution of items or be brought forward to the next meeting.

47.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3., the first sentence, is hereby amended to read as follows:

The Health Plan shall monitor, evaluate, and improve the quality and appropriateness of care and service delivery (or the failure to provide care or deliver services) to Enrollees through performance improvement projects (PIPs), medical record audits, performance measures, surveys, and related activities.

48.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3.a., is hereby amended to read as follows:

a.	PIPs

Annually, by January 1, the Agency shall determine and notify the Health Plan if there are changes in the number and types of PIPs the Health Plan shall perform for the coming Contract Year.  Beginning with the September 1, 2007 Contract Year, the Health Plan shall perform four (4) Agency approved performance improvement projects.  There must be one clinical PIP and one non-clinical PIP.

(1)	One (1) of the PIPs must focus on Language and Culture, Clinical Health Care Disparities, or Culturally and Linguistically Appropriate Services.

(2)	One (1) of the PIPs must be the statewide collaborative PIP coordinated by the External Quality Review Organization.

(3)	One (1) of the clinical PIPs must relate to Behavioral Health Services.

(4)	One PIP must be designed to address deficiencies identified by the plan through monitoring, performance measure results, member satisfaction surveys, or other similar means.

(5)	Each PIP must include a statistically significant sample of Enrollees.

(6)
All PIPs must achieve, through ongoing measurements and intervention, significant improvement to the Quality of care and service delivery, sustained over time, in areas that are expected to have a favorable effect on health outcomes and Enrollee satisfaction. Improvement must be measured through comparison of a baseline measurement and an initial remeasurement following application of an intervention. Change must be statistically significant at the 95% confidence level and must be

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sustained for a period of two additional remeasurements. Measurement periods and methodologies shall be submitted to the Agency for approval prior to initiation of the PIP. PIPs that have successfully achieved sustained improvement as approved by the Agency shall be considered complete and shall not meet the requirement for one of the four PIPs, although the Health Plan may wish to continue to monitor the performance indicator as part of the overall QI program. In this event, the Health Plan shall select a new PIP and submit it to the Agency for approval.

(7)
Within 90 Calendar Days after initial Contract execution and then on June 1 of each subsequent Contract Year, the Health Plan shall submit to the Agency’s Bureau of Managed Health Care, in writing, a proposal for each planned PIP.  The PIP proposal shall be submitted using the most recent version of the External Quality Review PIP Validation Report Form.   Activities 1 through 6 of the Form must be addressed in the PIP proposal.   Annual submissions for on-going PIPs shall update the form to reflect the Health Plan’s progress.  In the event that the Health Plan elects to modify a portion of the PIP proposal subsequent to initial Agency approval, a written request must be submitted to the Agency.  The External Quality Review PIP Validation Report Form may be obtained from the following website:

www.myfloridaeqro.com .

Instructions for using the form for submittal of PIP proposals and updates may be obtained from the Agency.

(8)
The Health Plan’s PIP methodology must comply with the most recent protocol set forth by the Centers for Medicare and Medicaid Services, Conducting Performance Improvement Projects.  This protocol may be obtained from either of the following websites:

http://www.cms.hhs.gov/MedicaidManagCare/ or www.myfloridaeqro.com

(9)
Populations selected for study under the PIP must be specific to this Contract and shall exclude non-Medicaid enrollees or Medicaid beneficiaries from other states. In the event that the Health Plan contracts with a separate entity for management of particular services, such as behavioral health or pharmacy, PIPs conducted by the separate entity shall not include enrollees for other health plans served by the entity.

(10)
The Health Plan’s PIPs shall be subject to review and validation by the External Quality Review Organization.  The Health Plan shall comply with any recommendations for improvement requested by the External Quality Review Organization, subject to approval by the Agency.

49.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3.b.(3)(i), is hereby amended to read as follows:

Perform a quarterly review of a random selection of ten percent (10%) or fifty (50) medical records, whichever is less, of Enrollees who received Behavioral Health Services during the previous quarter; and,

50.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3.b.(6), is hereby amended to read as follows:

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(6)             Composition of local advisory groups shall follow Section VI, Behavioral Health Care, P., Behavioral Health Managed Care Local Advisory Group.

51.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3.c., is hereby deleted and replaced with the following:

c.          Performance Measures (PMs)

The Health Plan shall collect data on patient outcome Performance Measures (PMs), as defined by the Healthcare Effectiveness Data and Information Set (HEDIS) or otherwise defined by the Agency.  The Agency may add or remove reporting requirements with sixty (60) Calendar Days advance notice.

Health Plan reporting on Performance Measures shall be submitted to the Agency on an annual basis in a three-year phase-in schedule as specified in Attachment II, Section XII, A.1.d., and in the Performance Measures Reporting Requirements chart in Section XII, I.  The submission of measures shall be cumulative so that all measures must be collected and reported for Measurement Year Three.”

52.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3.h.(2)(c), is hereby deleted in its entirety.

53.
Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-items 3.h.(2)(d) through (2)(h) are hereby renumbered as (2)(c) through (2)(g), respectively.

54.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3.h(5)(d), the last sentence, is hereby amended to read as follows:

For each PCP and each OB/GYN Provider serving as a PCP, documentation in the Health Plan’s credentialing files regarding the site survey shall include the following:

55.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3., is hereby revised to include the following:

i.          Cultural Competency Plan

(1)
In accordance with 42 CFR 438.206, the Health Plan shall have a comprehensive written Cultural Competency Plan (CCP) describing the program the Health Plan has in place to ensure that services are provided in a culturally competent manner to all Enrollees, including those with limited English proficiency. The CCP must describe how Providers, Health Plan employees, and systems will effectively provide services to people of all cultures, races, ethnic backgrounds, and religions in a manner that recognizes values, affirms, and respects the worth of the individual Enrollees and protects and preserves the dignity of each. The CCP shall be updated annually and submitted to the Bureau of Managed Health Care by October 1 for approval for implementation by January 1 of each Contract Year.

(2)
The Health Plan may distribute a summary of the CCP to network Providers if the summary includes information about how the Provider may access the full CCP on the Web site. This summary shall also detail how the Provider can request a hard copy from the Health Plan at no charge to the Provider.

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(3)
The Health Plan shall complete an annual evaluation of the effectiveness of its CCP. This evaluation may include results from the CAHPS or other comparative member satisfaction surveys, outcomes for certain cultural groups, member grievances, member appeals, provider feedback and Health Plan employee surveys. The Health Plan shall track and trend any issues identified in the evaluation and shall implement interventions to improve the provision of services. A description of the evaluation, its results, the analysis of the results and interventions to be implemented shall be described in the annual CCP submitted to the Agency.

56.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII., Quality Management, Item B., Utilization Management (UM), sub-item 1.b., is hereby amended to read as follows:

b.	The Health Plan shall report Fraud and Abuse information identified through the Utilization Management program to the Agency’s MPI as described in Section X, and referenced in 42 CFR. 455.1(a)(1).

57.
Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII., Quality Management, Item B., Utilization Management (UM), sub-item 5.h, the last sentence, is hereby amended to now read as follows:

The Health Plan shall honor any written documentation of Prior Authorization of ongoing Covered Services for a period of thirty (30) Calendar Days after the effective date of Enrollment, or until the Enrollee's PCP reviews the Enrollee's treatment plan for the following types of Enrollees:

58.
Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII., Quality Management, Item B., Utilization Management (UM), sub-items 6.b. and 6.c., and the first paragraph of sub-item 6.d., are hereby amended to now read as follows:

b.
Each Disease Management program shall have policies and procedures that follow the National Committee for Quality Assurance’s (NCQA’s) most recent Disease Management Standards and Guidelines, which may be accessed online at http://web.ncqa.org/tabid/381/Default.aspx.  In addition to policies and procedures, the Health Plan shall have a Disease Management program description for each disease state that describes how the program fulfills the principles and functions of each of the NCQA Disease Management Standards and Guidelines categories.  Each program description should also describe how Enrollees are identified for eligibility and stratified by severity and risk level.  The Health Plan shall submit a copy of its policies and procedures and program description for each of its Disease Management programs to the Agency by April 1st of each year.

c.
The Health Plan shall have a policy and procedure regarding the transition of Enrollees from disease management services outside the Health Plan to the Plan’s Disease Management program.  This policy and procedure shall include coordination with the Disease Management Organization (DMO) that provided services to the Enrollee prior to his/her enrollment in the Health Plan.  Additionally, the Health Plan shall request that the Enrollee sign a limited Release of Information to aid the Plan in accessing the DMO’s information for the Enrollee.

d.
The Health Plan must develop and use a plan of treatment for chronic disease follow-up care that is tailored to the individual Enrollee. The purpose of the plan of treatment is to assure appropriate ongoing treatment reflecting the highest standards of medical care designed to minimize further deterioration and complications. The plan of treatment shall be on file for each Enrollee with a chronic disease and shall contain sufficient information to explain the

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progress of treatment. Medication management, the review of medications that an Enrollee is currently taking, should be an ongoing part of the plan of treatment to ensure that the Enrollee does not suffer adverse effects or interactions from contraindicated medications. The Enrollee’s ability to adhere to a treatment regimen should be monitored in the plan of treatment as well.

59.	Attachment II, Medicaid Reform Health Plan Model Contract, Section VIII., Quality Management, Item B., Utilization Management (UM), sub-item 6.e.(4)., is hereby amended to now read as follows:

(4)
If the Agency determines that the Health Plan will conduct the Disease Management Provider satisfaction surveys, the Agency will provide the Health Plan with the required sampling methodology and survey specifications by July 1, 2007.

60.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IX, Grievance System, Item A., General Requirements, sub-item 2., the second sentence, is hereby amended to read as follows:

Before implementation, the Health Plan must request and receive written approval from the Agency regarding the Health Plan’s Grievance System policies and procedures.

61.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IX, Grievance System, Item A., General Requirements, sub-item 3, is hereby amended to read as follows:

3.
The Health Plan shall refer all Enrollees and/or providers, on behalf of the Enrollee, (whether the provider is a participating Provider or a nonparticipating provider) who are dissatisfied with the Health Plan or its Actions to the Health Plan’s Grievance/Appeal Coordinator for processing and documentation in accordance with this Contract and the Health Plan's Agency-approved policies and procedures.

62.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IX., Grievance System, Item B., Grievance Process, sub-item 3, is hereby amended to read as follows:

3.
The Health Plan must complete the Grievance process in time to permit the Enrollee's disenrollment to be effective in accordance with the time frames specified in 42 CFR 438.56(e)(1) and Section 409.91211, F.S.

63.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IX., Grievance System, Item C., The Appeal Process, sub-item 4.d., is hereby amended to read as follows:

d.
If services were not furnished while the Appeal was pending and the Appeal panel reverses the Health Plan's decision to deny, limit or delay services, the Health Plan must authorize or provide the disputed services promptly and as quickly as the Enrollee's health condition requires.

64.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IX., Grievance System, Item C., The Appeal Process, sub-item 4.e., is hereby amended to read as follows:

e.
If the services were furnished while the Appeal was pending and the Appeal panel reverses the Health Plan's decision to deny, limit or delay services, the Health Plan must approve payment for disputed services in accordance with State policy and regulations.

65.	Attachment II, Medicaid Reform Health Plan Model Contract, Section IX., Grievance System, Item C., The Appeal Process, sub-item 5.c., is hereby amended to read as follows:

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c.
The Health Plan shall resolve each Appeal within State-established time frames not to exceed forty-five (45) Calendar Days from the day the Health Plan received the initial Appeal request, whether oral or in writing.

66.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item C., Provider Contracts Requirements, sub-item 2.gg. is hereby amended to read as follows:

gg.	Contain no provision requiring the Provider to contract for more than one Health Plan product line or otherwise be excluded (pursuant to Section 641.315, F.S.);

67.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management , Item D., Provider Termination, sub-item 3., is hereby amended to read as follows:

3.	The Health Plan shall notify Enrollees in accordance with the provisions of this Contract regarding Provider termination; and,

68.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item E., Provider Services, sub-item 6.a., is hereby amended to read as follows:

a.
The Health Plan shall establish a provider complaint system that permits a provider to dispute the Health Plan’s policies, procedures, or any aspect of a Health Plan’s administrative functions, including proposed Actions.

69.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item E., Provider Services, sub-item 6.e.(2), is hereby amended to read as follows:

(2)          Have dedicated staff for providers to contact via telephone, electronic mail, or in person,to ask questions, file a provider complaint and resolve problems;

70.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item F., Medical Records Requirements, sub-item 2.b, is hereby amended to read as follows:

b.
Must be legible and maintained in detail consistent with the clinical and professional practice which facilitates effective internal and external peer review, medical audit and adequate follow-up treatment; and,

71.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item H., Encounter Data, sub-item 3., is hereby amended to read as follows

3.
Health Plans shall have the capability to convert all information that enters their claims systems via hard copy paper claims to encounter data to be submitted in the appropriate HIPAA compliant formats. Health Plans shall ensure that network providers receiving subcapitation or a flat rate also generate encounters, and the Health Plan is responsible for submitting these encounters in the appropriate HIPAA compliant formats.

72.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item H., Encounter Data, sub-item 5., is hereby amended to read as follows:

5.	Health Plans shall require each Provider to have a unique Florida Medicaid Provider number, in accordance with the requirement of Section X, C. ii. of this Contract.

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73.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item J., Fraud Prevention, sub-item 4.d., is hereby amended to read as follows:

d.          Contain provisions for the confidential reporting of Health Plan violations to theAgency’s MPI;

74.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item J., Fraud Prevention, sub-item 4.g., is hereby amended to read as follows:

g.
Require all instances of provider or Enrollee Fraud and Abuse under State and/or federal law be reported to the MPI. Additionally, any final resolution must include a written statement that provides notice to the provider or enrollee that the resolution in no way binds the State of Florida nor precludes the State of Florida from taking further action for the circumstances that brought rise to the matter;

75.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item J., Fraud Prevention, sub-item 4.h., first paragraph, is hereby amended to read as follows:

h.          Ensure that the Health Plan and all providers, upon request, and as required by State and/orfederal law, shall:

76.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item J., Fraud Prevention, sub-item 4.i., is hereby amended to read as follows:

i.	Ensure that the Health Plan shall cooperate fully in any investigation by the Agency, MPI, MFCU or any subsequent legal action that may result from such an investigation.

77.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item J., Fraud Prevention, sub-item 4., is hereby amended to include the following:

l.	Provide details about the following, as required by Section 6032 of the federal Deficit Reduction Act of 2005:
(1)          the False Claim Act;
(2)          the penalties for submitting false claims and statements;
(3)          whistleblower protections;
(4)          the law’s role in preventing and detecting fraud, waste and abuse; and
(5)          each person’s responsibility relating to detection and prevention.

78.	Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item J., sub-items 5 and 6 are hereby amended to now read as follows:

5.
In accordance with Section 6032 of the federal Deficit Reduction Act of 2005 the Health Plan shall distribute written Fraud and Abuse policies to all employees. If the Health Plan has an employee handbook, the Health Plan shall include specific information about Section 6032 of the federal Deficit Reduction Act of 2005, the Health Plan‘s policies, and the rights of employees to be protected as whistleblowers.

6.	The Health Plan shall comply with all reporting requirements set forth in Section XII., Reporting Requirements.

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7.       The Health Plan shall meet with the Agency periodically, at the Agency’s request, to discuss fraud, abuse, neglect and overpayment issues. For purpose of this section, the Health Plan Compliance Officer shall be the point of contact for the Health Plan and the Agency’s Medicaid Fraud and Abuse Liaison shall be the point of contact for the Agency.

79.
Attachment II, Medicaid Reform Health Plan Model Contract, Section X., Administration and Management, Item I., Enhanced Benefit Program, The Healthy Behaviors Definition and Reporting Requirements Table, is hereby deleted in its entirety and replaced as follows:

Healthy Behaviors Definitions and Reporting Requirements

Children
Behavior #	Behavior Name	Reporting Process
1	Childhood dental exam	Reported by the plan using CPT code
2	Childhood vision exam	Reported by the plan using CPT code
3	Childhood preventive care ( age-appropriate screenings and immunizations)	Reported by the plan using CPT code
4	Childhood wellness visit	Reported by the plan using CPT code
5	Keeps all primary care appointments	Reported by the plan using CPT code
Adults
Behavior #	Behavior Name	Reporting Process
1	Keeps all primary care appointments	Reported by the plan using CPT code
2	Mammogram	Reported by the plan using CPT code
3	PAP Smear	Reported by the plan using CPT code
4	Colorectal Screening	Reported by the plan using CPT code
5	Adult Vision Exam	Reported by the plan using CPT code
6	Adult Dental Exam	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
Additional Behaviors
Behavior #	Behavior Name	Reporting Process
1	Disease management participation	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
2a	Alcohol and/or drug treatment program participation	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
2b	Alcohol and/or drug treatment program 6 month success	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
3a	Smoking cessation program participation	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
3b	Smoking cessation program 6 month success	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
4a	Weight loss program participation	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
4b	Weight loss program 6 month success	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
5a	Exercise program participation	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
5b	Exercise program 6 month success	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
6	Flu Shot when recommended by physician	Reported by the plan using CPT code or Enhanced Benefit Universal Form (EBUF)
7	Compliance with prescribed maintenance medications	Provided and reported by the plan using NDC/GCN #

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80.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XI., Information Management and Systems, Item D., sub-item 7., is hereby deleted and replaced as follows:

7.
The Health Plan shall provide to the Agency full written documentation that includes a corrective action plan. The corrective action plan shall include a description of how problems with critical Systems functions will be prevented from occurring again, and shall be delivered to the Agency within five (5) Business Days of the problem’s occurrence.

81.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XI., Information Management and Systems, Item H., Other Requirements, sub-item c., is hereby amended to read as follows:

c.	The Health Plan shall also cooperate with the Agency in the continuing development of the State’s health care data site (www.floridahealthstat.com).

82.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item A., Health Plan Reporting Requirements, sub-item 1.c., is hereby amended to read as follows:

c.
The Health Plan must submit its certification concurrently with the certified data as outlined in Table 1 of Section XII (see 42 CFR 438.606(c)). The certification page should be scanned and submitted electronically with the certified data.

83.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item A., Health Plan Reporting Requirements, sub-item 1.d., is hereby deleted and replaced as follows:

d.
By July 1 of each year, the Health Plan shall deliver to the Florida Center for Health Information and Policy Analysis a certification by an Agency-approved independent auditor that the Performance Measure data reported for the previous calendar year are fairly and accurately presented.”

84.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item A., Health Plan Reporting Requirements, sub-item 6, is hereby amended to read as follows:

6.
If the Health Plan fails to submit the required reports accurately and within the timeframes specified, the Agency shall fine or otherwise sanction the Health Plan in accordance with Section XIV, Sanctions. To be considered accurate, the error ratio cannot exceed three percent (3%) for the total records submitted.

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85.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item A., Health Plan Reporting Requirements, sub-item 7., Digit 1 Report Identifiers table, is hereby amended to read as follows:

Digit 1 Report Identifiers
R	Marketing Representative
I	Information Systems Availability
G	Grievance System Reporting
H	Inpatient Discharge Reporting
F	Financial Reporting
M	Minority Reporting
C	Claims Inventory
T	Transportation
S	Critical Incident Summary
E	Behavioral Health Encounter Data
B	Behavioral Health Pharmacy Encounter Data
P	Behavioral Health Required Staff/Providers
O	FARS/CFARS

86.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Table 1, is hereby deleted in its entirety and replaced by the following table:

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Table 1
SUMMARY OF REPORTING REQUIREMENTS

Health Plan Reports Required by AHCA

Report	Specific Data Elements	Format	Frequency Requirements	Data and Certifications to be Submit Concurrently to:
Suspected Fraud Reporting	See Section X, K.	Narrative	Immediately upon occurrence	Via electronic mail to MPI
Critical Incident Report	See Section XII.F.	Code 15 Report	Immediately upon occurrence	electronic mail and Surface Mail to the Health Plan’s analyst at the Bureau of Managed Health Care
Choice Counseling Disenrollment Reason Report	See Section XII B, 2	Choice Counseling Vendor proprietary format	Monthly– Provided by the Choice Counseling Vendor to the plan on the first Tuesday after Monthly Magic	Uploaded to the Choice Counseling vendor’s secure ftp directory
Choice Counseling Involuntary Disenrollment Report	See Section XII B 3	Choice Counseling Vendor proprietary format	Monthly– Provided by the plan to the Choice Counseling Vendor on the first Thursday of every month.	Uploaded to the Choice Counseling Vendor’s secure ftp directory
Catastrophic Component Threshold and Benefit Maximum Report	See Section XII. AA, Table 18	electronic template to be provided by the Agency	Monthly – Due fifteen (15) days after the end of the month being reported	Data and Certification via Secure File Transfer Protocol (SFTP)
Provider Network Report	See Section XII, D., Table 3	Fixed record length ASCII flat file (.dat)	Monthly– Due on the first (1st) Thursday of the month (optional weekly submissions on each Thursday for the remainder of the month)	FTP to Choice Counseling vendor
(???REFPROVYYYYMMDD.dat)

AHCA Contract No. FAR001, Amendment No. 7, Page 24 of 66
Healthease of Florida, Inc.
Medicaid HMO Reform Contrac

Report	Specific Data Elements	Format	Frequency Requirements	Data and Certifications to be Submit Concurrently to:

Marketing Representative Report	See Section XII, E., Table 4	electronic template provided by the Agency	Monthly– If the Health Plan is engaged in marketing activities, due within fifteen (15) days after the end of the reporting month- Contains previous calendar month’s data	Data and certification to Bureau of Managed Health Care (BMHC) by electronic mail to mmcdata@ahca.myflorida.com
(R***YYMM.xls)
Information Systems Availability and Performance Report	See Section XII, L., Table 6	electronic template provided by the Agency	Monthly– Due within fifteen (15) days after the end of the reporting month- Contains previous calendar month’s data	Data and certification to BMHC by electronic mail to mmcdata@ahca.myflorida.com
(I***YYMM.xls)
Minority Reporting (M***YYMM.xls)	See Section XII, Z.	Narrative	Monthly– Due fifteen (15) days after the end of the month being reported	Data and certification to BMHC by electronic mail to mmcdata@ahca.myflorida.com
Enhanced Benefits Report	See Section XII, F., Table 5	electronic template provided by the Agency	Monthly– Due ten (10) days after the end of the month being reported	Submit via the Secure File Transmission Protocol (SFTP) SITE or mail CD ROM/DVD to the Choice Counseling Section MS # 8
Customized Benefit Package Exhaustion of Benefits Report	See Section XII. BB, Table 19	Electronic template to be provided by the Agency	Monthly – Due fifteen (15) days after the end of the month being reported	Data and Certification via Secure File Transfer Protocol (SFTP)
Inpatient Discharge Report(H***yyQ*.txt)	See Section XII CC, Table 20	Fixed record length text file	Quarterly – Due 30 Calendar days following the end of the quarter being reported – Contains data for the entire quarter.	Data and certification via SFTP to the Agency
Grievance System Reporting	See Section XII, C., Table 2	Fixed record length text file
Quarterly– Due forty-five (45) days after the end of the quarter being reported – Contains data for the entire quarter.  Combines both medical and behavioral health care requirements to cover all grievances and appeals related to services across the plan.
Data and certification to BMHC by Secure FTP (SFTP) or CD/DVD submission
(G*** yyQ*).txt)
Financial Reporting (F*** yyQ*).xls)	See Section XII, J.	Electronic template provided by the Agency	Quarterly– Due forty-five (45) days after the end of the quarter being reported – Contains data for the entire quarter.	Data and certification to BMHC by electronic mail to mmcfin@ahca.myflorida.com

AHCA Contract No. FAR001, Amendment No. 7, Page 25 of 66
Healthease of Florida, Inc.
Medicaid HMO Reform Contrac

Report	Specific Data Elements	Format	Frequency Requirements	Data and Certifications to be Submit Concurrently to:
Claims Inventory Summary Reports (C***YYQQ.xls)	See Section XII.M.,Tables 7-A, 7-B, 7-C and 7-D	Electronic template provided by the Agency	Quarterly –. Due forty-five (45) days after the end of the quarter being reported – Contains data for the entire quarter.	Data and certification to BMHC by electronic mail to mmcclms@ahca.myflorida.com
Transportation Services and Performance Measures	See Section XII, Q., Tables 9 – 9i	Electronic template provided by the Agency	Quarterly–due forty-five (45) days after the end of the quarter being reported – Contains data for the entire quarter. Annually– due on August 15 - contains cumulative data for the entire year	Data and certification to BMHC by electronic mail to mmcdata@ahca.myflorida.com
(T*** yyQ*).xls)
Pharmacy Encounter Data *see section XII.N.3 for naming convention	See Section XII.O.	Fixed record length text file	Quarterly– Due 30 days after the end of the quarter being reported – Contains data for the entire quarter. Requires certification letter.	Data and certification by CD/DVD to HSD Contract Manager, or his/her designee, at HSD
Medicaid Redetermination Notice Summary Report	See Section XII, DD.	Template to be provided by the Agency	Quarterly – Due forty-five (45) days after the end of the quarter being reported – Contains data for the entire quarter, by month.	Data and certification to BMHC by electronic mail to mmcdata@ahca.myflorida.com or CD/DVD submission to BMHC
Hernandez Settlement Agreement (HSA) Ombudsman Log	See Section XII, H.	Narrative	Quarterly– Due forty-five (45) days after the end of the quarter being reported – Contains a copy of Hernandez Ombudsman Log for the quarter.	Data and certification to BMHC by electronic mail to mmcdata@ahca.myflorida.com or CD/DVD submission to BMHC

AHCA Contract No. FAR001, Amendment No. 7, Page 26 of 66

Healthease of Florida, Inc.
Medicaid HMO Reform Contrac

Report	Specific Data Elements	Format	Frequency Requirements	Data and Certifications to be Submit Concurrently to:
Hernandez Settlement Agreement (HSA) Report	See Section XII, H.	Narrative	Annually - Due on August 1. Requires submission of the HSA Survey	Data and certification to BMHC by electronic mail to mmcdata@ahca.myflorida.com or CD/DVD submission to BMHC
Performance Measures	See Section XII, I Table 21	Healthcare Effectiveness Data and Information Set (HEDIS) and Agency Defined measures	Annually - Due no later than July 1 after the measurement year. Reporting is done for each calendar year.	Electronic mail or CD/DVD submission to the Florida Center for Health Information and Policy Analysis.
Cultural Competency Plan	See Section VIII A, 3. i	Narrative	Annually- Due on October 1 st for implementation by January 1 of each Contract year.	Data and certification to BMHC by electronic mail to mmcdata@ahca.myflorida.com or CD/DVD submission to BMHC
Audited Financial Report	See Section XII,J.	Electronic template provided by the Agency	Annually - Within ninety (90) Calendar Days after the end of the Health Plan Fiscal Year. Reporting is done for each calendar year.
electronic mail to mmcfin@ahca.myflorida.com. In addition to the financial template, the plan must provide a copy of the audited financial report by a certified auditing firm, CPA and include a copy of the CPA's letter of opinion. This can be submitted via a pdf file or hard copy to MS#26, Attn: Program Compliance Unit.

Child Health Check Up Reports	See Section XII, N., Tables 8 and 8a	Electronic template provided by the Agency	Annually - For previous federal fiscal year (Oct-Sep) due by January 15. Audited report due by October 1.	Data and certification to BMHC by electronic mail to mmcdata@ahca.myflorida.com

AHCA Contract No. FAR001, Amendment No. 7, Page 27 of 66

Healthease of Florida, Inc.
Medicaid HMO Reform Contract

Table 1 Continued

Behavioral Health Specific Reporting
Report	Specific Data Elements	Format	Frequency Requirements	Submit to:
Critical Incidents Individual	See Section XII, U., Table 12a	Electronic template provided by the Agency	Immediately upon occurrence	BMHC via Secure FTP (SFTP) and hardcopy to BMHC analyst
Critical Incident Summary	See Section XII. U., Table 12	Electronic template provided by the Agency	Monthly – Due on the fifteenth (15th) of the month- Contains previous calendar month’s data	BMHC via Secure FTP (SFTP)
(S***YYMM.xls)
Behavioral Health Services Grievance and Appeals	See Section XII.T. (see Section XII.C. and Table 2 for reporting instructions)	Fixed record length text file	Quarterly – Due 45 days after the end of the quarter being reported – Contains data for the entire quarter. Requires certification letter.	Data and certification via SFTP site
Behavioral Health Encounter Data (E***YYQ*.txt)	See section XII.X. Table 15	Fixed record length text file	Quarterly– Due 45 days after the end of the quarter being reported – Contains data for the entire quarter.	Data and certification via SFTP site
Behavioral Health Pharmacy Encounter Data (B***YYQ*.txt)	See section XII.W. Tables 16	Fixed record length text file	Quarterly– Due 45 days after the end of the quarter being reported – Contains data for the entire quarter.	Data and certification via SFTP site
Required Staff/Providers	See Section XII, V., Table 13	Electronic template provided by the Agency	Quarterly– Due forty-five (45) days after the end of the quarter being reported – Contains data for the entire quarter.	Electronic mail to mmcdata@ahca.myflorida.com
(P*** yyQ*).xls)
FARS / CFARS (O***YY06.txt or O***YY12.txt)	See Section XII,W., Table 14	Fixed record length text file	Semi-annually - The reporting periods cover January through June and July through December. It is due forty-five (45) days after the end of the reporting period (August 15 and February 15).	Data and certification via SFTP
Enrollee Satisfaction Survey Summary	See Section XII, R., Table 10	Hardcopy	Annually - Due sixty (60) days after the end of the calendar year being reported. Also requires submission of copy of survey tool, the methodology used, and the results.	Electronic mail to mmcdata@ahca.myflorida.com or hardcopy to BMHC

AHCA Contract No. FAR001, Amendment No. 7, Page 28 of 66

Healthease of Florida, Inc.
Medicaid HMO Reform Contract

Stakeholders Satisfaction Survey Summary	See Section XII, S., Table 11	Hardcopy	Annually - Due sixty (60) days after the end of the calendar year being reported. Also requires submission of copy of survey tool, the methodology used, and the results.	Electronic mail to mmcdata@ahca.myflorida.com

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AHCA Contract No. FAR001, Amendment No. 7, Page 29 of 66

Healthease of Florida, Inc.
Medicaid HMO Reform Contract

87.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item B., Enrollment/Disenrollment Reports, sub-item 2, is hereby deleted and replaced with the following:

2.	Choice Counseling Disenrollment Reason Reports

The Agency or its Agent will provide Reform Disenrollment reason information to the Health Plans after Contract execution.  The Agency or its Agent will report Disenrollment reason information to the Health Plans on a monthly basis.  The Agency or its Agent will provide the file format for Disenrollment reports.  The information on these reports includes only those Disenrollments (voluntary/involuntary) processed by the Agency’s Choice Counselor/Enrollment Broker.

88.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item B., Enrollment/Disenrollment Reports, is hereby amended to include the following as sub-item 3:

3.	Involuntary Disenrollment Reports

Involuntary Disenrollments that meet the criteria established by the Agency shall be submitted by the Health Plan to the Agency or its Agent in a manner and format prescribed by the Agency.  The Health Plan shall submit involuntary Disenrollments monthly, by the first Thursday of the month, to the Agency’s Choice Counselor/Enrollment Broker.  Upon sixty (60) day notification from the Agency, the report format and submission requirements may change

89.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item D., Provider Reporting, sub-item 3., is hereby deleted and replaced as follows:

3.
The file is an ASCII flat file and is a complete refresh of the provider information. The file must be submitted on the first Thursday of each month. The file may be submitted each week by close of business on Thursday. The Agency or its Choice Counselor/Enrollment Broker will reload the provider information each Friday evening. The file name will be ???_PROVYYYYMMDD.dat (replacing ?’s with the Health Plan’s three character approved abbreviation and yyyymmdd with the date the file is submitted).  Both the Choice Counselor/Enrollment Broker and the Agency will use this required file.  The Health Plan may use this optional file submission opportunity to ensure that the information presented to beneficiaries is the most current data available.  Updated provider network information is available to the Agency or its Choice Counselor/Enrollment staff each Saturday morning.

90.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item D., Provider Reporting, Table 3., is hereby deleted in its entirety and replaced with the following:

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AHCA Contract No. FAR001, Amendment No. 7, Page 30 of 66

Healthease of Florida, Inc.
Medicaid HMO Reform Contract

Note: The following reporting material is proprietary information of ACS Inc. and may not be used, duplicated, or altered without the written permission of Corporate Management.

TABLE 3
    MEDICAID PROVIDER FILE LAYOUT

Field #	Field Name	Field Length	Required Field	Field Format	Justification	Comments
1	Plan Code	9	X	alpha	HMO & PSN : Left with leading zeros MediPass: right justified
This is the 9 digit  HMO Medicaid Provider ID, or PSN Supergroup, number specific to the county of operation.
Effective 9-19-07, the Non-reform PSN subnetwork (SFCCN-PHT) will use a Supergroup number.
This is the MediPass plan County identifier = MP+county number (MP06 = MediPass Broward). Used for MediPass Providers, Non-Reform MediPass Supergroups

2	Provider Type	1	X	alpha	Left
Identifies the provider’s general area of service with an alpha character, as follows:
P = Primary Care Provider (PCP)
I = Individual Practitioner other than a PCP
B = Birthing Center
T = Therapy
G = Group Practice (includes FQHCs and RHCs)
H = Hospital
C = Crisis Stabilization Unit
D = Dentist
R = Pharmacy
A = Ancillary Provider (DME providers, Home Health Care
Agencies, or other non-hospital, non-physician providers not listed as a separate provider type, etc.)

3	Plan Provider Number	15	X	alpha	Left with leading zeros	Unique number assigned to the provider by the plan.
4	Group Affiliation	15	Required for all groups (type G) and providers (type P, I, D, or T) who are members of a group See Note For Individual Providers	alpha	Left with leading zeros
The unique provider number assigned by the plan to the group practice.  This field is required for all providers who are members of a group, such as PCPs and specialists.  The group affiliation number must be the same for all providers who are members of that group.  A record is also required for each group practice (provider G) being reported.
For groups (provider Type G), this identification number must be the same as the plan provider number.
NOTE: HMO and/or Reform PSNs: For HMO or Reform PSN individual providers that do NOT practice as members of a group use the plan code (Plan Medicaid ID for the county) with leading zeros.

5	SSN or FEIN	9	X	alpha	Left with leading zeros	Social Security number or Federal Identification Number for the individual provider or the group practice.
6	Provider last name	30	X	alpha	Left
The last name of the provider, or the first 30 characters of the name of the group.  (Please do not include courtesy titles such as Dr., Mr., Ms., since these titles can interfere with electronic searches of the data.)  This field should also be used to note hospital name.  UPPER CASE ONLY PLEASE.

7	Provider first name	30	X	alpha	Left	The first name of the provider, or the continuation of the name of the group. UPPER CASE ONLY PLEASE.
8	Address line 1	30	X	alpha	Left	Physical location of the provider or practice. Do not use P.O. Box or mailing address is different from practice location. UPPER CASE ONLY PLEASE.
9	Address line 2	30		alpha	Left	Second line of the location address for the provider. UPPER CASE ONLY PLEASE
10	City	30	X	alpha	Left	Physical city location of the provider or practice. UPPER CASE ONLY PLEASE
11	Zip Code	9	X	numeric	Left with trailing zeros
Physical zip code location of the provider or practice.  Please note that the format does not allow for use of a hyphen. Accuracy is important, since address information is one of the standard items used to search for providers that are located in close proximity to the member.

12	Phone area code	3		numeric	Left	Area code for the phone number of the office. Please note that the format does not allow for use of a hyphen.
13	Phone number	7		numeric	Left	Phone number of the office. Please note that the format does not allow for use of a hyphen.
14	Phone extension	4		numeric	Left	Phone number extension of the office, if applicable. Please note that the format does not allow for use of a hyphen.
15	Gender	1		alpha	Left	The gender of the provider. Valid values: M = Male; F = Female; U = Unknown
16	PCP Indicator	1	X Required for Provider Type P, or G if the group will be selected as the PCP.	alpha	Left
Used to indicate if an individual provider is a primary care physician.
Valid values:  P = Yes, the provider is a PCP;
                        N = No, the provider is not a PCP.
This field should not be used to note group providers as PCPs for HMOs, since members must be assigned to specific providers, not group practices.  MediPass, MPN, ER Div and Non-reform PSNs may allow enrollment to the group if appropriate.

17	Provider Limitation	1	Required if PCP Indicator = P	alpha	Left
X = Accepting new patients
N = Not accepting new patients but remaining a contracted network provider
L = Not accepting new patients; leaving the network  (Please note the “L” designation at the earliest opportunity)
P = Only accepting current patients
C = Accepting children only
A = Accepting adults only
R = Refer member to HMO member services/Restricted Provider for MediPass
F = Only accepting female patients
S = Only serving children through CMS (MediPass/PSN only)
NOTE: This limitation code is critical to providing edits for Med. Options/Choice Counseling staff to enroll within the provider’s patient parameters.

18	HMO/ MediPass Indicator	1	X	alpha	Left	Valid Values: H = HMO, P= PSN, M=MediPass This field must be completed with this designation for each record submitted by the Plan.
19	Evening hours	1		alpha	Left	Y = Yes; N = No
20	Saturday hours	1		alpha	Left	Y = Yes; N = No
21	Age restrictions	20		alpha	Left	Populate this field with free-form text, to identify any age restriction the provider may have on their practice.
22	Primary Specialty	3	Required if Provider Type = P, I, D or T; also required for provider type G (group) for MediPass and PSN where recipients are enrolled to the group.	numeric	Left with leading zeros
Insert the 3 digit code that most closely describes
001 Adolescent Medicine
002 Allergy
003 Anesthesiology
004 Cardiovascular Medicine
005 Dermatology
006 Diabetes
007 Emergency Medicine
008 Endocrinology
009 Family Practice
010 Gastroenterology
011 General Practice
012 Preventative Medicine
013 Geriatrics
014 Gynecology
015 Hematology
016 Immunology
017 Infectious Diseases
018 Internal Medicine
019 Neonatal/Perinatal
020 Neoplastic Diseases
021 Nephrology
022 Neurology
023 Neurology/Children
024 Neuropathology
025 Nutrition
026 Obstetrics
027 OB-GYN
028 Occupational Medicine
029 Oncology
030 Ophthalmology
031 Otolaryngology
032 Pathology
033 Pathology, Clinical
034 Pathology, Forensic
035 Pediatrics
036 Pediatric Allergy
037 Pediatric Cardiology
038 Pediatric Oncology &Hematology
039 Pediatric Nephrology
040 Pharmacology
041 Physical Medicine and Rehab
042 Psychiatry, Adult
043 Psychiatry, Child
044 Psychoanalysis
045 Public Health
046 Pulmonary Diseases
047 Radiology
048 Radiology, Diagnostic
049 Radiology, Pediatric
050 Radiology, Therapeutic
051 Rheumatology
052 Surgery, Abdominal
053 Surgery, Cardiovascular
054 Surgery, Colon / Rectal
055 Surgery, General
056 Surgery, Hand
057 Surgery, Neurological
058 Surgery, Orthopedic
059 Surgery, Pediatric
060 Surgery, Plastic
061 Surgery, Thoracic
062 Surgery, Traumatic
063 Surgery, Urological
064  Other Physician Specialty
065 Maternal/Fetal
066 Assessment Practitioner
067 Therapeutic Practitioner
068 Consumer Directed Care
069 Medical Oxygen Retailer
070 Adult Dentures Only
071 General Dentistry
072 Oral Surgeon (Dentist)
073 Pedodontist
074 Other Dentist
075 Adult Primary Care Nurse Practitioner
076 Clinical Nurse Spec
077 College Health Nurse Practitioner
078 Diabetic Nurse Practitioner
079 Brain & Spinal Injury Medicine
080 Family/Emergency Nurse Practitioner
081 Family Planning Nurse Practitioner
082 Geriatric Nurse Practitioner
083 Maternal/Child Family Planning Nurse Practitioner
084  Reg. Nurse Anesthetist
085 Certified Registered Nurse Midwife
086 OB/GYN Nurse Practitioner
087 Pediatric Neonatal
088 Orthodontist
089 Assisted Living for the Elderly
090 Occupational Therapist
091 Physical Therapist
092 Speech Therapist
093 Respiratory Therapist
100 Chiropractor
101 Optometrist
102 Podiatrist
103 Urologist
104 Hospitalist
BH1 Psychology, Adult
BH2 Psychology, Child
BH3 Mental Health Counselor
BH4 Community Mental Health Center
BH5 Case Manager

23	Specialty 2	3		numeric	Left with leading zeros	Use codes listed above.
24	Specialty 3	3		numeric	Left with leading zeros	Use codes listed above.
25	Language 1	2		numeric	Left with leading zeros	01 = English 02 = Spanish 03 = Haitian Creole 04 = Vietnamese 05 = Cambodian 06 = Russian 07 = Laotian 08 = Polish 09 = French 10 = Other
26	Language 2	2		numeric		Use codes listed above.
27	Language 3	2		numeric		Use codes listed above.
28	Hospital Affiliation 1	9		numeric	Left with leading zeros	Hospital with which the provider is affiliated. Use the AHCA ID1 for accurate identification.
29	Hospital Affiliation 2	9		numeric	Left with leading zeros	as above
30	Hospital Affiliation 3	9		numeric	Left with leading zeros	as above
31	Hospital Affiliation 4	9		numeric	Left with leading zeros	as above
32	Hospital Affiliation 5	9		numeric	Left with leading zeros	as above
33	Wheel Chair Access	1		alpha		Indicates if the provider’s office is wheelchair accessible. Use Y = Yes or N = No.
34	# of member patients	4	X (MediPass and PSN for Groups only)	numeric	Left with leading zeros
Information must be provided for PCPs only.  Indicates the total number of patients who are enrolled in submitting plan.  For providers who practice at multiple locations, the number of members specific to each physical location must be specified.

35	Active Patient Load	4	X (not required for MediPass)	numeric	Left with leading zeros	Total Active Patient Load, as defined in HMO or PSN contract
36	Professional License Number	15	X	alpha/ numeric	Left with trailing spaces (padded)
Must be included for all health care professionals and facilities.
NOTE: When AHCA has provided facility ID list with license information, the professional license number will be required for providers other than health care professional.  Ancillary (provider type A) providers that are not health care professionals, Birthing Centers (B), Crisis Stabilization Unit (C), Group (G), Hospital (H), and Pharmacy ® provider records do not require a license number).

37	AHCA Hospital ID /Facility ID2	8	Required if Provider Type = “H”, for HMO or PSN	numeric	Left with leading zeros
The number assigned by the Agency to uniquely identify each specific hospital by physical location.
Currently, this field /ID number is required only for provider type H=Hospital.  Any out of state hospital for which an AHCA ID is not included should be designated with the pseudo-number 99999999.

38	County Health Department (CHD) Indicator	1	X (not required for MediPass)	alpha		Used to designate whether the individual or group provider is associated only with a county health department. Y = Yes; N = No. This field must be completed for all PCP and specialty providers.
39	NPI Type I	10	X as noted in comments		Left with Leading zeros	For health care providers who are individual human beings providing direct services.
40	NPI Type II	10			Left with Leading zeros	For organization health care providers .
41	Medicaid Provider ID#	12	X		Left with Leading zeros	Provider Medicaid ID is required here even if it is in field #3. Note the difference in field length. Report Medicaid IDs for provider Types A, B, C, D, G, I, P, or T.
42	Filler	10	X

1 AHCA provided the list of AHCA IDS for hospitals to plans on 3-16-07.

2 AHCA provided the revised list of AHCA IDS for hospitals to plans on 3-16-07.  The AHCA Facility ID will be provided to Plans at a later date.  At that time, Facility IDs will be required for Provider Types H, B and C after the Plans have been given time to implement these numbers for their facilities.

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AHCA Contract No. FAR001, Amendment No. 7, Page 38 of 66

Healthease of Florida, Inc.
Medicaid HMO Reform Contract

a.            Trailer Record

The trailer record is used to balance the number of records received with the number loaded on BESST.  The data from the Trailer Record is not loaded on BESST.

RECORD LENGTH:  76

Filed Name	Field Length	Field Format	Values
Trailer Record Text	36	Alpha	‘TRAILER RECORD DATA’
Record Count	7	Numeric	Total number of records on file excluding the trailer record (right justified, zero filled)
System Process date	8	Alpha	Mmddyyyy
Filler	25

b.            Provider File Load

Each weekend ACS compiles the provider files and loads it to the Provider table.  During this process an error file is created for each plan identifying the records that do not load to the table.

IF the plan does not send a new file, then the previous file is used for this load.  The tables are RELOADED not refreshed.  Therefore, a file is needed for each plan.  If the file attempts to load and all records error off, there will not be providers for that plan in the database.  Weekly files are due by end of business on Thursday.

ACS does not correct records provided by the plan.  All records are loaded as they are received.  The plans are responsible for ensuring the data provided is correct and complete.

All data in the file is loaded in upper case for use by BESST.  All zip codes are abbreviated to the first 5 digits of the zip code to facilitate searches.

c.            Rules (Most provider network file rules are imbedded in the file layout above.)

a)	If a provider practices at multiple ‘location addresses’, one record is submitted for each location. The address is required and should be complete with city and zip code.
b)
First occurrence of specialty code should be the ‘Primary’.  This field should be populated only with valid, state approved, specialty codes.  This field is not required but if not populated with a valid code, will omit the provider from a by specialty search.

c)
HMO and Reform PSN beneficiaries do not have to select their PCP provider at the time of enrollment. If they elect to do so, a provider, assigned to the plan selected, will be identified with a PCP Indicator of P. If the PCP Indicator is N or not populated, the provider cannot be selected as the beneficiary’s doctor, groups cannot be selected as the primary care provider for an HMO or PSN plan.

d)	MediPass, Minority Physician Networks and ER Diversion Project beneficiaries DO have to select a PCP at the time of enrollment.

d.            Definitions (Field numbers correspond with layout grid above.)

9HCA Contract No. FAR001, Amendment No. 7, Page 39 of 66

Healthease of Florida, Inc.
Medicaid HMO Reform Contract

1.             Plan Code:  Required – For HMOs and Reform PSNs, this is the 9 digit HMO Medicaid Provider ID, or PSN Supergroupnumber specific to the county of operations.  Effective 9-19-07,  the Non-reform PSN subnetwork (SFCCN-PHT) will use a Supergroup number.  This is the MediPassplan County identifier = MP + county number (MP06 = MediPass Broward).  Used for MediPass Provider and Non-Reform Medipass Supergroups.

2.
Provider Type: Required - Identifies the physician’s general area of service with an alpha character.  See the provider description reference table for all accepted values.  Treating providers that are members of a group will have their own record, provider type P, PCP indicator P, so the group or the individual may be selected for enrollment. For PSN and Medipass-MPN and ER Diversion, each Beneficiary will be enrolled to the Supergroup, the individual Provider selected by the beneficiary will be provided to the PSN/MPN/PERD in the monthly Recipient Data file.

3.
Plan Provider Number: Required - The unique number assigned to the provider by the plan.  Plans will be required to fill leading spaces with zeros.  For MediPass, MPNs, PERD, and Nonreform PSN, this is the assigned 9 digit Medicaid ID for the provider.

4.
Group Affiliation:Required for Groups and members of groups (provider types, P, I, D or T and G) (This field may be NULL for other records not associated with a group)– This is the Plan Provider Number assigned by the HMO, PSN or MediPass to the group practice that the provider is affiliated with.  The group affiliation number is the same for all providers within that group.  While the Group Affiliation is not required to be used for PCPs that are not members of a group or for individual providers (i.e. non-PCPs), the provider file analysis is not able to determine which I, T or D providers (or P) are solo practitioners.  Therefore, HMO or Reform PSNindividual providers that do NOT practice as members of a group plan should populate this field and may use the plan code (Plan Medicaid ID for the county) with leading zeroes or another number, such as a number assigned to the provider by the plan, provider’s Medicaid ID or other number.

5.	SSN/FEIN Number: Required - Social Security Number or Federal Identification Number for the individual provider or group practice.

6.	Provider Last Name: Required - The last name of the provider (or beginning of group name).

7.	Provider First Name:Optional - The first name of the provider (or continuation of group name).

8.	Address Line 1: Required - First line of the practice/location address for the provider.

9.	Address Line 2: Optional - Second line of the practice/location address for the provider.

10.	City: Required – The city where the provider is located.

11.	Zip Code: Required – The zip code for the address of the provider.

12.	Phone Area Code:Optional – The area code for the phone number of the provider.

13.	Phone Number: Optional – The phone number for the provider.

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14.	Extension: Optional – The extension for the phone number of the provider.

15.	Gender: Optional – The gender of the provider. The allowed values are M=Male, F=Female, U=Unknown or null.

16.
PCP Indicator: Required if Provider Type is P for all plans– Indicates if the provider or group can be selected as a PCP.  Valid Values are P=Yes the provider can be selected as the primary, and N-No the provider cannot be selected as the primary care provider.  For Medipass or PSN enrollments, if the group record is to be selected for enrollment, the PSP indicator must be P for the G, group record.  These are the only valid values for this field.  See examples in this document.

17.	Provider Limitation: Required if the PCP indicator is P – Limitation code the provider has specified.

18.	HMO/MediPass Indicator: Required – Identifies if the provider is with an HMO=H, MediPass=M or PSN=P. These are the only valid values for this field.

19.	Evening Hours: Optional – Indicates that the doctor or clinic is open in the evenings. Values can be Y=Yes, N=No or null.

20.	Saturday Hours: Optional – Indicates that the doctor or clinic is open on Saturdays. Values can be Y=Yes, N=No or null.

21.	Age Restrictions: Optional – Identifies the age restrictions that the provider may have on their practice. This field is free form text, populate if available.

22.
Primary Specialty: Three character field.  Required if Provider Type = P, I, D or T.  Also required for provider type G (group) for MediPass and PSN where recipients are enrolled to the group number.  Primary specialty of the doctor.

23.	Specialty 2: Optional – Second specialty held by the doctor.

24.	Specialty 3: Optional – Third specialty held by the doctor.

25.	Language 1: Optional – Primary language spoken at the office. English should be reported and not assumed spoken as the primary or other language spoken by the provider.

26.	Language 2:Optional – Second language spoken at the office.

27.	Language 3: Optional – Third language spoken at the office.

28.	Hospital 1: Optional – First hospital the provider is affiliated with. See hospital codes.

29.	Hospital 2: Optional – Second hospital the provider is affiliated with.

30.	Hospital 3:Optional – Third hospital the provider is affiliated with.

31.	Hospital 4:Optional – Fourth hospital the provider is affiliated with.

32.	Hospital 5: Optional – Fifth hospital the provider is affiliated with.

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33.	Wheel Chair Access: Optional – Indicates if the provider or clinic facility is wheelchair accessible. Values are Y=Yes, N=No or null.

34.
# Beneficiaries:  This field is required for Primary Care Providers, Provider Type P.  (HMOs and PSN) if assigning to an individual provider or G if assigning to a group (MediPass/PSN). The total number of beneficiaries that have been assigned to the provider/group at the location in the record.

35.	Active Patient Load: Required for HMOs and PSNs. Total Active Patient Load, as defined in contract

36.
Professional License Number: Required.  The professional license number issued by the state for individual practitioners.  Must be included for all health care professionals (Provider Types P, I, T, or D).  This field should be left justified and padded with trailing spaces  to maintain field length.  NOTE: When AHCA has provided facility ID list with license information, the professional license number will be required for providers other than health care professionals.  Ancillary (provider type A) providers that are not health care professionals, Birthing Centers (B), Crisis Stabilization Unit (C), Group (G), Hospital (H), and Pharmacy (R) provider records do not require a license number.

37.
AHCA Hospital ID3/Facility ID:  Required for HMOs and PSNs.  The number assigned by the Agency to uniquely identify each specific hospital or facility by physical location.  Any out of state hospital or facility for which an AHCA ID is not included should be designated with the pseudo-number 99999999.  The ID is required for all provider types reported.

38.
County Health Department (CHD) Indicator:  Required for HMOs and PSNs.  Used to designate whether the individual or group provider is associated only with a county health department.  Y = Yes; N = No.  This field must be completed for all PCP and specialty providers.

39.	NPI Type I: Required (all plans) for health care providers who are individual human beings providing direct services.

40.	NPI Type II: Optional (all plans) for organization health care providers

41.	Medicaid Provider ID #: Required for all plans. An individual Provider’s Medicaid ID is required here even if it is in field #3 (expanded from 9 to 12 characters in the event of future expansion).

These provider types are:
P=Primary Care Provider (PCP)
I=Individual Practitioners other than a PCP
B=Birthing Center
T=Therapy
G=Group Practice (includes FQHCs and RHCs)
C=Crisis Stabilization Unit
D=Dentist
A=Ancillary Provider

3 AHCA provided the revised list of AHCA IDS for hospitals to plans on 3-16-07.  The AHCA Facility ID will be provided to Plans at a later date.  At that time, Facility IDs will be required for Provider Types H, B and C after the Plans have been given time to implement these numbers for their facilities.

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42.	Filler – required to maintain full record length.

e.            Valid Codes

HMO Table
Provider Description Information Table
Specialty Code Table
Hospital/Facility Code Table (Updated table to be provided by AHCA)

f.            Provider Record Examples

PCP who practices outside of a group

Last Name	Plan Provider Number	Group Affiliation	PCP Indicator
Smith	15 digit Medicaid id	Not used (or can be equal to Plan Provider Number)	P

Treating provider – non PCP (i.e., specialist – private practice)

Last Name	Plan Provider Number	Group Affiliation	PCP Indicator
Smith	15 digit Medicaid id	Not used (or can be equal to Plan Provider Number)	N

PCP who practices as part of a group

Last Name	Plan Provider Number	Group Affiliation	PCP Indicator
Smith	15 digit Medicaid id assigned to the individual	Equal to Group’s Plan Provider Number	N
Clinic or Group Name	15 digit Medicaid id assigned to group	Equal to Group’s Plan Provider Number	P

Specialist (group practice) – informational only, beneficiaries cannot enroll with these providers unless the group is identified as a PCP.

Last Name	Plan Provider Number	Group Affiliation	Primary Spec	PCP Ind
Smith	15 digit Medicaid id	Equal to Group’s Plan Provider Number	001	N
Clinic or Group Name	15 digit Medicaid id	Equal to Plan Provider Number	071	N

MPN/ER Diversion PCP Group or Individual PCP

Last Name	Plan Provider Number	Group Affiliation	PCP Indicator
Smith	15 digit Medicaid id assigned to the individual	Equal to MPN/ER Diversion Supergroup Provider Number	P
Clinic or Group Name	15 digit Medicaid id assigned to group	Equal to MPN/ER Diversion Supergroup Provider Number	P

AHCA Contract No. FAR001, Amendment No. 7, Page 43 of 66

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g.            Provider Error File

This file is produced by ACS for HMOs, PSNs and MediPass (including special networks/projects) and contains information on the number of provider records that were loaded into BESST and records that had errors and were not loaded.  The file is sent to each HMO, PSN and MediPass for each provider file that is sent to ACS.  The file is available the same day the new provider information is available in BESST.

File Name =

Provider Error File	???_PROV_ERRyyyymmdd.dat	The date is the day the file is made available.
1..1.              ??? = 3 character plan identifier

File Layout

Row #	Type	Description
1	Text	Message identifying purpose of file
2	Date	Date file was processed
3	Title and count	Count of records skipped by load process
4	Title and count	Count of records read by load process
5	Title and count	Count of records rejected by load process
6	Title and count	Count of records discarded by load process
7	Count	Number of rows loaded – should match the number of rows in the trailer record minus any skipped, rejected or discarded
8	Blank
9	Title	BAD:
10	Blank	List of records skipped
11	Title	DISCARDED
12	Blank	List of records read and discarded
13	Title	Trailer record
14	Trailer record	Trailer record from provider file

Notes:
•	If the trailer record of the submitted provider file is not 76 characters it will be counted as Discarded and under Trailer Record section of the error file.
•
If the trailer record starts with ‘TRAILER RECORD DATA’ but does not otherwise match the trailer record format for the provider file, it will be listed as Discarded and under Trailer Record section of the error file.

•
Blank rows in the provider file will show in the error file under BAD. This section of the file generally only has one blank row between it and the DISCARDED section. If more rows exist then the program is reporting blank rows in the provider file.

•
If there is no trailer record listed in the Trailer Record of the file then there was no trailer record in the provider file. A trailer record must match the file layout to be considered by the program as a trailer record.

AHCA Contract No. FAR001, Amendment No. 7, Page 44 of 66

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Medicaid HMO Reform Contract

File Example

THE FOLLOWING ERRORS WERE FOUND IN YOUR PROVIDER FILE
15-Feb-2006
Total logical records skipped:          0
Total logical records read:          5983
Total logical records rejected:         0
Total logical records discarded:       0
  5983 Rows successfully loaded.

BAD:

DISCARDED:

Trailer Record:
TRAILER RECORD DATA                 000598302132006

91.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item F., Enhanced Benefits Report, including Table 5, is hereby deleted in its entirety and replaced with the following:

F.	Enhanced Benefits Report

The Health Plan shall submit a monthly report (flat text file) of all claims paid for the following procedure codes in the prescribed format below. The report shall be submitted to the Agency’s Bureau of Health Systems Development via AHCA’s Secure FTP site, by the tenth (10th) Calendar Day of the month for all claims paid for the previous month.

Table 5

Enhanced Benefits Naming Convention

The record is 90 bytes.  File to include header record, detail records and trailer record. Record fields are TAB delimited.

Health Plan Monthly Report

Digit Number
1	Report Identifier	Indicates the Report Type	"C"
2,3,4	Plan Identifier	3 letter unique Plan Identifier from Choice Counseling	"XXX"
5,6	Year	The Date is the date the data was sampled	"06"
7,8	Month		"12"
9,10	Day		"31"
Example:
CXXX061009.txt
CXXXYYMMDD.txt

AHCA Contract No. FAR001, Amendment No. 7, Page 45 of 66

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Medicaid HMO Reform Contract

Health Plan Enhanced Benefits Credit Transaction

Format of the header record:
Bytes	01 – 01 Character ‘H’ indicating header
02 – 02 Character TAB delimiter
03 – 12 First of the month date to be processed, CCYY-MM-DD
13 – 13 Character TAB delimiter
14 – 15 Numeric 2 whole digits
File Type 01 = Health Plan Enhanced Benefit Credit Import
16 – 16 Character TAB delimiter
17 - 87 Character, spaces
88 - 88 Character TAB delimiter
89-89 Line Feed character
90-90 Carriage Return character

Format of each detail record:
Bytes          01 – 01 Character ‘D’ indicating detail
                   02 – 02 Character TAB delimiter
                   03 – 11 Character, 9  Plan ID
                  12 – 12 Character TAB delimiter
                   13 – 21 Character, 9 Recipient ID
                   22 – 22 Character TAB delimiter
                   23 – 32 CCYY-MM-DD  Date of Birth
                   33 – 33 Character TAB delimiter
                   34 – 38 Character, 5 Procedure Code
                   39 – 39 Character TAB  delimiter
                   40 – 49 CCYY-MM-DD Date of Paid Claim / Date HP received EB Universal Form
                   50 – 50 Character TAB  delimiter
                   51 – 61 Character, 11 NDC
                   62 – 62 Character TAB  delimiter
                   63 – 67 Character, 5 GCN
                   68 – 68 Character TAB  delimiter
                   69 – 72 Numeric, 4 Quantity
                   73 – 73 Character TAB  delimiter
                   74 – 76 Numeric, 3 Day Supply
                   77 – 77 Character TAB  delimiter
                   78 – 87 CCYY-MM-DD  Date of Service  / End Date on the EB Universal Form
                   88 – 88 Character TAB  delimiter
                   89 – 89 Line Feed Character
                   90 – 90  Carriage Return Character

Format of the trailer record:
Bytes    01 – 01 Character ‘T’ indicating trailer
             02 – 02 Character TAB  delimiter
             03 – 09 Total number of detail records,  Sign Leading Separate 7 whole digits
             10 – 10 Character TAB  delimiter
              11 – 88 Character, spaces
              89 – 89 Line Feed Character
              90 – 90 Carriage Return Character

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Table 5A
CPT Procedure Codes and Enhanced Benefit Codes for  Reporting Healthy Behaviors

CPT & EB CODES
No.	Procedure Code Number	Procedure	Occurrence Limit	Credit Amount Adult	Credit Amount Child
1	45330	CR	1	$25.00	$25.00
2	45378	CR
3	76090	MAMMO	1	$25.00	$25.00
4	76091	MAMMO
5	76092	MAMMO
6	88141	PAP	1	$25.00	$25.00
7	88142	PAP
8	88143	PAP
9	88150	PAP
10	88155	PAP
11	88164	PAP
12	88174	PAP
13	88175	PAP
14	92002	EYE Adult/Child	1	$25.00	$25.00
15	920 04	EYE Adult/Child
16	92012	EYE Adult/Child
17	92014	EYE Adult/Child
18	92015	EYE Adult/Child
19	92018	EYE Adult/Child
20	92020	EYE Adult/Child
21	99201	OV Initial-Adult/Child	2	$15.00	$25.00
22	99202	OV Initial-Adult/Child
23	99203	OV Initial-Adult/Child
24	99204	OV Initial-Adult/Child
25	99205	OV Initial-Adult/Child
26	99211	OV Initial-Adult/Child
27	99212	OV Initial-Adult/Child
28	99213	OV Initial-Adult/Child
29	99214	OV Initial-Adult/Child
30	99215	OV Initial-Adult/Child
31	99381	PREV Child	5	$0.00	$25.00
32	99382	PREV Child
33	99383	PREV Child
34	99384	PREV Child
35	99385	PREV Child
36	99386	PREV Child
37	99387	PREV Child
38	99391	PREV Child

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CPT & EB CODES
No.	Procedure Code Number	Procedure	Occurrence Limit	Credit Amount Adult	Credit Amount Child
39	99392	PREV Child
40	99393	PREV Child
41	99394	PREV Child
42	99395	PREV Child
43	99396	PREV Child
44	99397	PREV Child
45	99403	PREV Child
46	99431	PREV Child
47	99432	PREV Child
48	99435	PREV Child
49	D1110	Dental	2	$15.00	$25.00
50	D1120	Dental
51	D1203	Dental
52	D1330	Dental
53	D1351	Dental
54	EB001	Congestive Heart Failure Disease Management Program	1	$25.00	$25.00
55	EB002	Diabetes Disease Management Program	1	$25.00	$25.00
56	EB003	Asthma Disease Management Program	1	$25.00	$25.00
57	EB004	HIV/AIDS Disease Management Program	1	$25.00	$25.00
58	EB005	Hypertension Disease Management Program	1	$25.00	$25.00
59	EB006	Other Disease Management Program	1	$25.00	$25.00
60	EB007	Flu Shot	1	$25.00	$25.00
61	EB008	Adult Dental Cleaning (preventative services)	1	$25.00	$25.00
62	EB009	Alcoholics Anonymous Program	1	$25.00	$25.00
63	EB109	Alcoholic Treatment 6 months success	2	$15.00	$15.00
64	EB010	Narcotics Anonymous Program	1	$25.00	$25.00
65	EB110	Narcotics Treatment 6 months success	2	$15.00	$15.00

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66	EB011	Smoking Cessation Program	1	$25.00	$25.00
67	EB111	Smoking Cessation. 6 months Success	2	$15.00	$15.00
68	EB012	Exercise Program	1	$25.00	$25.00
69	EB112	Exercise Program 6 months success	2	$15.00	$15.00
70	EB013	Weight Management	1	$25.00	$25.00
71	EB113	Weight Management 6 months success	2	$15.00	$15.00

92.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item I., Performance Measures Report, is hereby deleted and replaced with the following:

Agency-Defined Performance Measure– These performance measures, not included in the HEDIS data set, have been determined by the Agency to be critical to the needs of the Medicaid population.

Hybrid Measure– A measure that requires the identification of a numerator using both administrative and medical record data.  The denominator consists of a systematic sample of Enrollees drawn from the measure’s eligible population.

Measurement Year– January 1 - December 31

Report Year– The calendar year immediately following the Measurement Year

1.
The following Performance Measures Reporting Requirements chart provides the listing of measures to be reported by the Health Plan and the phase-in schedule encompassing the addition of the new measures. Measures 1 through 20 shall be collected and reported for all Enrollees. Measures 21 through 33 shall be collected and reported for Enrollees in the Health Plan’s respective Disease Management programs. The Performance Measure (PM) report is due by July 1 after the Measurement Year being reported.

a.	Measurement Year One captures January 1, 2007-December 31, 2007. The report submission date for Year One is July 1, 2008.

b.	Measurement Year Two captures January 1, 2008-December 31, 2008. The report submission date for Year Two is July 1, 2009.

c.	Measurement Year Three captures January 1, 2009-December 31, 2009. The report submission date for Year Three is July 1, 2010.

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Table 21
Performance Measures Report

Medicaid Reform Performance Measures			Yr 1	Yr2	Yr3	Comments
Plan Population Measures	Existing Contract Measures
	1.	Breast Cancer Screening – (BCS)		✓
	2.	Cervical Cancer Screening – (CCS)	✓
	3.	Childhood Immunization Status – (CIS)		✓
	4.	Adolescent Immunization Status – (AIS)		✓
	5.	Well-Child Visits in the First 15 Months of Life – (W15)	✓
	6.	Well-Child Visits in the Third, Fourth, Fifth and Sixth Years of Life– (W34)	✓
	7.	Adolescent Well Care Visits – (AWC)	✓
	8.	Number of Enrollees Admitted to the State Mental Hospital	✓			Agency-Defined Measure
New Performance Measures & Contract Replacement Measures
	9.	Follow-Up after Hospitalization for Mental Illness – (FUH)	✓			Contract Replacement Measure
	10.	Antidepressant Medication Management – (AMM)		✓
	11.	Use of Appropriate Medications for People with Asthma – (ASM)		✓		Allows trending for effectiveness of Disease Management Program
	12.	Controlling High Blood Pressure – (CBP)	✓			Same As Above
	13.	Comprehensive Diabetes Care – (CDC) – Without Blood Pressure Measure	✓			Same As Above
	14.	Adults Access to Preventive /Ambulatory Health Services – (AAP)		✓
	15.	Annual Dental Visits – (ADV)	✓			Contract Replacement Measure
	16.	Prenatal and Postpartum Care – (PPC)	✓			Partial Prior Year Data Needed
	17.	Frequency of Ongoing Prenatal Care – (FPC)		✓		Partial Prior Year Data Needed
	18.	Ambulatory Care – (AMB)	✓
	19.	Mental Health Utilization – Inpatient Discharges & Average Length Of Stay – (MIP)		✓
	20.	Mental Health Utilization – Inpatient, Intermediate, & Ambulatory Services – (MPT)			✓
Disease Management (DM) Measures	All Disease Management Programs
	21.	Smoking Cessation	✓			Agency-Defined Measure
	22.	Body Weight Monitoring and / Loss (includes BMI)			✓	Agency-Defined Measure
	23.	Medication Regimen Adherence			✓	Agency-Defined Measure
Diabetes Disease Management Program
	24.	Foot Exam Annually			✓	Agency-Defined Measure
	25.	Blood Glucose Self-Monitoring			✓	Agency-Defined Measure
Congestive Heart Failure Disease Management Program
	26.	Use Angiotensin-Converting Enzyme (ACE) Inhibitors/Angiotensin Receptor Blockers (ARB) Therapy		✓		Agency-Defined Measure
Hypertension Disease Management Program
	27.	Lipid Profile Annually		✓		Agency-Defined Measure
Asthma Disease Management Program
	28.	Use of Beta Agonist	✓			Agency-Defined Measure
	29.	Use of Rescue Medication		✓		Agency-Defined Measure
	30.	Use of Controller Medication		✓		Agency-Defined Measure
	31.	Asthma Action Plan			✓	Agency-Defined Measure
HIV/AIDS Disease Management Program
	32.	CD4 Test Performed and Results			✓	Agency-Defined Measure
	33.	Viral Load Test Performed and Results			✓	Agency-Defined Measure
	Cumulative Total Measures		13	25	33
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2.	Reporting Instructions

a.	Beginning with Measurement Year One data, each Health Plan shall submit PM data no later than July 1 of the following year (Report Year).

b.	Data must be aggregated by Health Plan.

c.	For HEDIS and Agency-Defined PM there is no rotation schedule. Every PM is due to the agency by July 1 of the report year.

d.
Data must be reported for every required data field for each PM. However, when the denominator is less than 30, report "*" (asterisk) in the "rate" field. For these PMs, other than "rate" report all data elements, including the numerator and denominator.

e.
Extensions to the due date will be granted by the Agency for a maximum of 30 days from the due date in response to a written request signed by the chief executive officer of the Health Plan or designee. The request must be received prior to the due date and the delay must be due to unforeseen and unforeseeable factors beyond the control of the reporting Health Plan. Extensions shall not be granted to verbal requests.

f.
Each Health Plan shall submit indicator data in a text (ASCII) or Microsoft Excel file. The file name shall be in the format: PlanIDyyyy.txt or PlanIDyyyy.xls, where "PlanID" is the three-letter Health Plan identification code as assigned by the Agency and "yyyy" is the Measurement Year of the PM data

g.	Each Health Plan shall send indicator data by electronic mail to RPM@ahca.myflorida.com, or to the Agency’s mailing address using a 3.5'' diskette or CD as follows:

Agency for Health Care Administration
Attention: Medicaid Reform Performance Measures
2727 Mahan Drive, MS16
Tallahassee, Florida 32308

h.	Health Plans submitting indicator data using a diskette or CD must have an external label affixed with the following information:

(a)	Text: "Medicaid Reform Performance Measure Data";
(b)	The three-letter Health Plan identification code;
(c)	Medicaid Reform Health Plan name;
(d)	File name in the format PlanIDyyyy.txt or PlanIDyyyy.xls.

i.	Health Plans submitting indicator data using electronic mail shall include in the electronic mailing the following information:

(a) Text: "Medicaid Reform Performance Measure Data";
(b) The three-letter Health Plan identification code;
(c) Medicaid Reform Health Plan name;
(d) File name in the format PlanIDyyyy.txt or PlanIDyyyy.xls.

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3.	Data Specifications

Each Health Plan shall report the data elements described below for each of the required PMs.  Report PM data in the following format with a space or tab between each data element (text files), or a single column for each data element (Excel files).  Start a new line with each different PM:

a.	Health Plan Identification Number – The nine-digit Medicaid ID number that identifies the plan and county of operation, as assigned by the Agency for reporting purposes. Format: Nine digits.

b.	Measurement Year – The calendar year of the data. Format: Four digits.

c.
Performance Measure Identifier – The three character code of the PM as specified in the Performance Measures Reporting Requirements chart in parentheses after the PM name in Section XII, I. Format:  Three characters.

d.	Data Collection Method – The source of data and approach used in gathering the data for all PMs as specified by HEDIS or Agency definitions: Format: One digit, as below:

1. Administrative method – Enter "1".
2. Hybrid method – Enter "2".

e.	Eligible Enrollee Population – The number meeting the criteria as specified by HEDIS or Agency definitions. Format: Number of digits required.

f.
Sample Size – Minimum required sample size as specified by HEDIS for HEDIS measures only.  This data element is not required if the administrative method is used. Leave blank (zero-fill) if e. above is 1.  Format: Number of digits required.

g.
Denominator – If the administrative method is used, eligible member population minus exclusions, if any, as specified by HEDIS or Agency definitions.  If the hybrid method is used, the sample size is the denominator or as specified by HEDIS or Agency definitions.  Format: Number of digits required.

h.	Numerator – Number of numerator events from all data sources as specified by HEDIS or Agency definitions. Format: Number of digits required.

i.	Rate – Numerator divided by denominator times 100.00.

j.	Lower CI – Lower 95% confidence interval as specified by HEDIS. If the lower CI is less than zero, report 000.00. This statistic is to be calculated for all PMs.

k.	Upper CI – Upper 95% confidence interval as specified by HEDIS. If the upper CI exceeds 100, report 100.00. This statistic is to be calculated for all PMs.

l.
Format for Rate, Lower CI and Upper CI: Five digits with two decimal places required, right-justified. Zero-fill leading digits. Include decimal. Use the format: xxx.xx where x represents any digit and xxx is a value between 0 and 100.00.

4.
The Number of Enrollees Admitted to State Mental Health Treatment Facilities, Smoking Cessation, and Asthma – Use of Beta Agonist are Agency-Defined Measures required for Measurement Year One and shall be collected and submitted following the specifications

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listed below. All other Measurement Year One measures shall be collected and submitted according to HEDIS specifications.

a.	Number of Enrollees Admitted to State Mental Health Treatment Facilities (MHF)

The percentage of all Enrollees 18 years of age and older who receive a commitment order to a state mental health treatment facility within the measurement year.

Ages:  Eighteen years of age and older as of December 31 of the measurement year.

Data Collection Method:  Administrative data, based on provider reporting.  No sampling allowed.

Enrollment:  No minimum or continuous period of enrollment is required.  Include all eligible Enrollees during the measurement year, regardless of period of enrollment.

Calculation:  Results will be expressed as a percentage rate:

Denominator: Number of enrollees with a mental health diagnosis during the measurement year or the year prior to the measurement year.

"Mental health diagnosis" is defined from the following list of ICD-9-CM codes.  Codes can be a principal diagnosis or any secondary diagnosis:

290 - 290.43; 293 - 298.9; 300 - 301.9; 302.7, 306.51 - 312.4; 312.81 through 314.9; 315.3, 315.31, 315.5, 315.8, and 315.9.

Numerator: Number of Enrollees for whom a commitment order was signed during the measurement year.

Exclusions:

•	Enrollees for whom the commitment process has been initiated but who have not yet received an order for placement;
•	Enrollees who are awaiting transport and whose order was reported in an earlier reporting period;
•	New enrollees whose commitment process was in progress prior to enrollment in the Health Plan.

b.	Smoking Cessation (SMO).

The percentage of all health plan Enrollees who are participants in a Disease Management program and who reported being daily smokers at the baseline assessment and subsequently became (a) occasional smokers or (b) former smokers.  These two categories are reported separately.

Ages: Ages 18 years and older as of December 31 of the measurement year.

Results should be stratified into two age groups and an overall total rate:

•	18 to 24 years old
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•	25 years old and older

•	Total (Calculate "total" as the sum of the numerators for each age group divided by sum of the denominators for each age group.)

Data Collection Method: Administrative data or Disease Management program record review, including survey data, if available.

Enrollment: Enrollees in any of the Health Plan’s Disease Management programs for a minimum of six continuous months during the measurement year.  No more than one gap of up to 30 Calendar Days in the Disease Management program is allowed during the six-month period.

Calculation:  Results will be expressed as a percentage rate:

Denominator:  The number of Disease Management Enrollees 18 years and older who reported being daily smokers at the baseline assessment for the Disease Management program.

Numerator:

•
Occasional: The number of Disease Management Enrollees who report having changed their smoking habits from daily to occasionally at a follow-up or annual assessment or other contact under the Disease Management program.

•
Former:  The number of Disease Management Enrollees who report having quit smoking, regardless of the length of this quit effort, at a follow-up or annual assessment or other contact under the Disease Management program.

c.            Asthma - Use of Beta Agonist (UBE).

The percentage of Asthma Disease Management Enrollees during the measurement year who had prescriptions for beta agonist medications filled during the measurement year.

Ages:  Ages 5 to 56 years as of December 31 of the measurement year.

Results should be stratified into three age groups and an overall total rate:

•       5 to 9 years old

•       10 to 17 years old

•       18 to 56 years old

•	Total (Calculate "total" as the sum of the numerators for each age group divided by sum of the denominators for each age group.)

Data Collection Method:  Administrative data.  No sampling allowed.

Enrollment: Enrollees in the Health Plan’s Asthma Disease Management program for a minimum of six continuous months during the measurement year.  No more than one gap of up to 30 Calendar Days in the Asthma Disease Management program is allowed during the six-month period.

Calculation:  Results will be expressed as a percentage rate:

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Denominator:  The number of Disease Management Enrollees ages 5 to 56 years old who are in the Health Plan’s Asthma Disease Management program.

Numerator:  The number of Disease Management Enrollees who had at least one prescription for beta agonist medication filled during the measurement year.  Beta agonist medications are defined with the following therapeutic class codes:  J5D and J5G.

5.
The Agency shall supply specifications for Agency-Defined Measures scheduled for Measurement Year Two and Measurement Year Three at least 30 Calendar Days prior to the date collection is scheduled to begin.

6.	Data Certification

a.
By July 1 of each year, the Health Plan shall deliver to the Agency a certification by an independent auditor that the PM data reported for the previous year (Measurement Year) have been fairly and accurately presented. This certification should accompany the PM data.

b.
The Health Plan shall submit and attest to the accuracy and completeness of data from all subcontracted entities, including, but not limited to, behavioral health managed care organizations, disease management organizations and laboratories as described in Section XII, A.,of the Health Plan Model Contract. In no instance will separate, direct submission of data to the Agency from such entities be permitted.

7.	Data Validation

a.
As specified in Section VIII, A.1.e., the Health Plan shall cooperate with the Agency and the External Quality Review Organization (EQRO). The Agency will set methodology and standards for Quality Improvement with advice from the EQRO.

b.	Each Health Plan shall participate in the EQRO's performance measures validation process according to CMS protocol.

c.	Any Health Plan failing to participate with the external EQRO PM validation process will be deemed non-compliant.

8.	Report Deficiencies

a.
A report, certification, or other information required for PM reporting is incomplete when it does not contain all data required by the Agency or when it contains inaccurate data. A report or certification is “false” if done or made with the knowledge of the preparer or a superior of the preparer that it contains information or data that is not true or not accurate.

b.
A Health Plan that refuses to file, fails to timely file, or files a false or incomplete report or a report that cannot be certified, validated, or excludes other information required to be filed may be subject to administrative penalties pursuant to Section XIV., Sanctions, of the Health Plan Model Contract.

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93.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item K., Suspended Fraud Reporting, sub-item 1.a., is hereby amended to read as follows:

a.	Upon detection of a potential or suspected fraudulent claim submitted by a provider, the Health Plan shall file a report with the Agency’s MPI.”

94.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item K., Suspended Fraud Reporting, sub-item 2.a., is hereby amended to read as follows:

a.	Upon detection of all instances of fraudulent claims or acts by an Enrollee, the Health Plan shall file a report with the Agency’s MPI.

95.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item N., Child Health Check-Up Reports, sub-item 1., the second sentence, is hereby amended to read as follows:

The Health Plan shall submit the report annually in the format set forth in Table 8, below.

96.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item N., Child Health Check-Up Reports, sub-item 7.1, the first sentence, is hereby amended to read as follows:

The Health Plan shall submit the Child Health Check Up, FL 60% Ratio Report annually and in the formats as presented in Table 8.

97.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item Q., Transportation Services, the section title is hereby amended to now read as follows:

Q.   Transportation Reports and Performance Measures

98.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item U., Critical Incident Reporting, sub-items f and g are hereby amended to read as follows:

f.	The Health Plan shall report monthly to the Agency, in accordance with the format in Table 13 Critical Incidents Summary, below, a summary of all critical incidents.

g.
In addition to supplying a monthly Critical Incidents Summary, the Health Plan shall also report Critical Incidents in the manner prescribed by the appropriate district’s DCF Alcohol, Drug Abuse Mental Health office, using the appropriate DCF reporting forms and procedures.

99.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item V., Required Staff/Providers, the first sentence, is hereby amended to read as follows:

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The Health Plan shall submit contracted and subcontracted staffing information by position, name and FTE for all direct service positions on a quarterly basis in accordance with Table 13, Required Staff/Providers, below.

100.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item W., FARS/CFARS, Table 14 is hereby deleted in its entirety and replaced by the following table:

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Table 14
FUNCTIONAL ASSESSMENT RATING SCALE/CHILDREN’S FUNCTIONAL ASSESSMENT RATING SCALE Reporting
O***YY06.txt (January through June, due August 15) OR
O***YY12.txt (July through December, due February 15)

Data Element Name	Length	Start Column	End Column	Description
Recipient Identification Number	9	1	9	9-Digit Medicaid Identification Number of Enrollee.
Recipient Date of Birth	10	10	19	Enrollee’s date of birth in CCYYMMDD format, e.g., 20010101.
Recipient First Name	15	20	35	Enrollee’s first name.
Recipient Last Name	15	36	50	Enrollee’s last name.
Provider Identification Number	9	51	59	9-Digit Medicaid Plan Identification Number.
Contractor Identification Number	10	60	70	10-digit Federal Tax Identification Number or National Provider Identifier (NPI) of the provider conducting the assessment.
Contract Number	5	71	76
Up to 5-digit alphanumeric number of the Department of Children and Families contract responsible for serving the enrollee being evaluated through FUNCTIONAL ASSESSMENT RATING SCALE or CHILDREN’S FUNCTIONAL ASSESSMENT RATING SCALE.  If the provider does not have a contract, enter “00000”.

Assessment Type	1	77	77	1-digit code to designate the type of functional assessment that was done, i.e., “F” = FUNCTIONAL ASSESSMENT RATING SCALE or “C” = CHILDREN’S FUNCTIONAL ASSESSMENT RATING SCALE
Assessment Purpose	1	78	78
1-digit code to designate the purpose for doing the assessment, i.e.,
“1” = Initial assessment at time of admission into provider agency;
“2” = every 6-month after admission, or
“3” = assessment at time of discharge from provider agency

Assessment Date	8	79	86	Date of assessment in CCYYMMDD format, e.g., 20060812.

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Data Element Name	Length	Start Column	End Column	Description
Disability Score	2	87	88	Sum of the assessment scores for all the scales in the Disability domain.
Emotionality Score	2	89	90	Sum of the assessment score for all the scales in the Emotionality domain.
Relationship Score	2	91	92	Sum of the assessment score for all the scales in the Relationships domain.
Safety Score	2	93	94	Sum of the assessment score for all the scales in the Personal Safety domain.
Overall Assessment Score	3	95	97	Sum of all domain scores.

The definitions of FUNCTIONAL ASSESSMENT RATING SCALE and CHILDREN’S FUNCTIONAL ASSESSMENT RATING SCALE domains and related functional scales and subscales for each domain are available on the following Florida Mental Health Institute web site:  http://outcomes.fmhi.usf.edu. For example, the following are domains and functional scales for FUNCTIONAL ASSESSMENT RATING SCALE and CHILDREN’S FUNCTIONAL ASSESSMENT RATING SCALE:

Domains	Functional Scales	FARS	CFARS
Disability	Hyper Affect	✓
	Thought Process	✓	✓
	Cognitive Performance	✓
	Medical/Physical	✓	✓
	Activity of Daily Living	✓	✓
	Ability to Care for Self	✓

Emotionality	Depression	✓	✓
	Anxiety	✓	✓
	Traumatic Stress	✓	✓

Relationships	Interpersonal Relations	✓	✓
	Family Relations	✓
	Family Environment	✓
	Socio-Legal	✓
	Work or School	✓	✓
	Danger to Others	✓	✓
	Hyper Activity		✓
	Cognitive Performance		✓
	Behavior in Home Setting		✓

Personal Safety	Substance Use	✓	✓
	Danger to Self	✓	✓
	Security Management Needs	✓	✓
	Socio-Legal		✓

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101.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item X., Behavioral Health Encounter Report, sub-item 3., is hereby amended to include the following:

c.
Additional procedure codes for Community Mental Health Services 90801; 90802; 90804 - 90819; 90821 - 90824; 90826 - 90829; 90846; 90847; 90849; 90853; 90857; 90862; 90870; 90880; 90901; 96101; 96103; 96150 - 96155; 99058; 99212; 99221 - 99223; 99231 - 99236; 99238 - 99239; 99241 - 99245; 99251 - 99255; and 99281 – 99285.

102.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item X., Behavioral Health Encounter Report, sub-items 4 and 5 are hereby deleted and replaced as follows

4.	Physician Services

Provider Type 25 (MD) or 26 (DO) with a specialty code of "042" Psychiatrist, "043” Child Psychiatrist, or "044" Psychoanalysis –All Claim Input Indicators submitted by these specialists apply.

5.	Advanced Nurse Practitioner Provider Type 30 (ARNP) with a specialty code of “076” – Clinical Nurse Specialist – All Claim Input Indicators submitted by these specialists apply.

103.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item X., Behavioral Health Encounter Report, Table 15 is hereby deleted in its entirety and replaced with the following:

Table 15
Behavioral Health Encounter Data

Field Name	Field Length	Comments
Medicaid ID	9	First 9 digits of the Enrollee ID number
Plan ID	9	9 digit Medicaid ID of the Health Plan in which Enrollee was Enrolled on the first date of service
Service Type	1
I          Hospital Inpatient
C          CSU
O          Hospital Outpatient
P          Physician (MD or DO)
A          Advanced Nurse Practitioner, ARNP
H          Comm. Mental Health, Mental Health Practitioner
T          Targeted Case Management
L          Locally Defined or Optional Service

First Date of Service	8	For Inpatient and CSU encounters, this equals the admit date. Use YYYYMMDD format.
Revenue Code	4	Use only for Hospital Inpatient and Hospital Outpatient Encounters
Procedure Code	5	5 digit CPT or HCPCS Procedure Code (For Inpatient Claims only, use the ICD9-CM Procedure Code.)
Procedure Modifier 1	2
Procedure Modifier 2	2

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Field Name	Field Length	Comments
Units of Service	3	For Inpatient and CSU encounters, report the number of covered days. For all other encounters, use the units of service referenced in the appropriate Medicaid Coverage and Limitations Handbook.
Diagnosis	6	Primary Diagnosis Code
Provider Type	2
01           General Hospital
02           Special Hospital/Outpatient Rehab
05           Community Alcohol Drug Mental Health
07           Mental Health Practitioner
08           District Schools
25           Physician (MD)
26           Physician (DO)
30           Advanced Registered Nurse Practitioner
31           Registered Nurse
32           Social Worker/Case Worker
66           Rural Health Clinic
68           Federally Qualified Health Center
91           Case Management Agency

Provider ID Type	1	Type of unique identifier for the direct service provider: A = AHCA ID M = Medicaid Provider ID L = Professional License Number
Provider ID	9	Unique identifier for the direct service provider
Amount Paid	10	Costs associated with the claim. Format with an explicit decimal point and 2 decimal places but no explicit commas. Optional.
Run Date	8	The date the file was prepared. Use YYYYMMDD format
Claim Reference Number	25	The Health Plan’s internal unique claim record identifier

104.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item AA., Catastrophic Component Threshold and Benefit Maximum Report, is hereby amended to read as follows:

Health Plans that choose to cover the comprehensive component shall submit this report for each Enrollee, whose costs for Covered Services reach $25,000 in a Contract Year.  The report shall be in the format shown in Table 18 below unless modified by the Agency within the notice requirements indicated in A.3. of this Section.  The report shall be submitted monthly from the time the Enrollee’s costs reach $25,000 through the end of the Contract Year.

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105.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, Item AA., Catastrophic Component Threshold and Benefit Maximum Report, Table 18 is hereby deleted in it’s entirety and replaced with the following:

Table 18

Catastrophic Component Threshold and Benefit Maximum Report

Reporting Period
Enrollee Medicaid ID	Date of Birth	First Date of Service	Last Date of Service	Amount
	MMDDYYYY	MMDDYYYY	MMDDYYYY

Note: The Enrollee Benefit Maximum will be confirmed using Encounter data priced according to the Medicaid Fee Schedule.

106.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XII., Reporting Requirements, is hereby amended to include the following as sub-items CC. and DD.:

CC.	Inpatient Discharge Data

1.
The Health Plan shall submit its Inpatient Discharge Report to the Agency on a quarterly basis via the AHCA Secure File Transfer Protocol (SFTP) site. The required file will be due within thirty (30) Calendar Days following the end of the quarter being reported.

2.
The Health Plan shall ensure that the Inpatient Discharge Report, as described in Table 20 of this Section, is an electronic representation of the Health Plan’s complete listing of all Medicaid Enrollees discharged from inpatient hospitalization during the quarter being reported.

3.
The Inpatient Discharge Report shall be in an ASCII flat file in the format described in Table 20 of this Section. The file name will be H***yyQ*.txt (replacing *** with the Health Plan’s three character approved abbreviation and replacing yyQ* with the year and number of the quarter being reported).  This file name may change upon notice from the Agency.

4.
Inpatient Psychiatric care will be identified as an Admit Type of “2”, restricted to claims for Enrollees with a primary ICD-9CM diagnosis code of 290 through 290.43; 293 through 298.9; 300 through 301.9; 302.7, 306.51 through 312.4; 312.81 through 314.9; 315.3, 315.31, 315.5, 315.8, and 315.9.

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Table 20

Structure for Inpatient Discharge Reporting File

Field Name	Type	Width	Description
PLAN_ID	Character	9	9 Digit Medicaid provider number of Health Plan
RECIP_ID	Character	9	9 Digit Medicaid ID number of Enrollee
RECIP_LAST	Character	20	Last name of Enrollee
RECIP_FIRS	Character	10	First name of Enrollee
RECIP_DOB	Date	10	Enrollee’s date of birth
AHCA_ID	Character	8	AHCA ID Number of admitting hospital
HOSP_NAME	Character	60	Please use upper case only
ADMIT	Date	10	Date of Admission
DISCH	Date	10	Date of Discharge
ADMIT_TYPE	Character	1	Indicates the Type of Admission 1=General Acute Care 2=Inpatient Psych
TPL	Numeric	7	Amount paid by third party (whole dollars)
DIAGI	Character	7	Primary ICD-9 Diagnosis
DIAG2	Character	7	Secondary ICD-9 Diagnosis (if applicable)
DIAG3	Character	7	Tertiary ICD-9 Diagnosis (if applicable)
PROC1	Character	5	For an surgical or obstetrical admission, the principal ICD-9 Procedure Code
PROC2	Character	5	For an surgical or obstetrical admission, the secondary ICD-9 Procedure Code
PROC3	Character	5	For an surgical or obstetrical admission, the tertiary ICD-9 Procedure Code

DD.  Medicaid Redetermination Notice Summary Report

This report must be submitted to the Agency if the Health Plan participates in the receipt of Medicaid redetermination date information for its Enrollees.  If the Health Plan does not receive Medicaid redetermination date information during a quarter, then the Health Plan does not submit this report.  For Health Plans that must submit this report, the following information and requirements apply:

1.
The Agency will send the Health Plan the format and template for this report when it notifies the Health Plan that it will transmit the redetermination date information to the Health Plan (see Attachment II, Section IV., Enrollee Services, A.11.).

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2.
The Health Plan must submit to the Agency’s BMHC a completed quarterly summary report due forty-five (45) Calendar Days after the end of the calendar quarter being reported.  The summary report must include the following:

a.       For mailed notices:

(1)            Number of notices mailed each month, by month
(2)            Date(s) the notices were mailed, by month
(3)            Copy of the letter sent each month
(4)	Number of returned notices received at the Health Plan each calendar quarter.

b.       For automated voice messages:

(1)            Number of automated calls made each month, by month
(2)            Dates the messages were made each month

107.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XIII., Method of Payment, Item C., Kick Payments, sub-item 4.a., is hereby amended to read as follows:

a.
The Health Plan must submit an accurate and complete claim form in sufficient time to be received by the Fiscal Agent within nine (9) months following the date of service delivery. The Health Plan must submit the claim electronically in a HIPAA compliant X12 837P format.

108.
Attachment II, Medicaid Reform Health Plan Model Contract, Section XVI., Terms and Conditions, Item M., Misuse of Symbols, Emblems, or Names in Reference to Medicaid, the first sentence, is hereby amended to read as follows:

No person or Health Plan may use, in connection with any item constituting an advertisement, solicitation, circular, book, pamphlet or other communication, or a broadcast, telecast, or other production, alone or with other words, letters, symbols or emblems the words “Medicaid,” or “Agency for Health Care Administration,” except as required in the Agency’s core contract, page six (6), unless prior written approval is obtained from the Agency.

109.	Attachment II, Medicaid Reform Health Plan Model Contract, Section XVI., Terms and Conditions, Item 0., Subcontracts, is hereby amended to include sub-item 10. as follows:

10.	Provide details about the following, as required by Section 6032 of the federal Deficit Reduction Act of 2005:
(6)	the False Claim Act;
(7)	the penalties for submitting false claims and statements;
(8)	whistleblower protections;
(9)	the law’s role in preventing and detecting fraud, waste and abuse; and
(10)	each person’s responsibility relating to detection and prevention.

110.	This Amendment shall have an effective date of January 1, 2008, or the date on which both parties execute the Amendment, whichever is later.

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All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment, and all its attachments, are hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this sixty six (66) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Illegible
NAME: Todd S. Farha	(for) NAME: Andrew C. Agwunobi, M.D.
TITLE: President & CEO	TITLE: Secretary
DATE: 1/2/08	DATE: 1/3/08

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